UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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Ibis Technology Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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March 31, 2006

Dear Stockholder,

You are cordially invited to attend the 2006 Annual Meeting of Stockholders of Ibis Technology Corporation (the “Company”) to be held at 11:00 a.m. (local time) on Thursday, May 11, 2006 at the offices of the Company, 32 Cherry Hill Drive, Danvers, Massachusetts 01923.

At the Annual Meeting, two persons will be elected to the Board of Directors. The Company will also ask the stockholders to (a) approve an amendment to the Company’s 1997 Employee, Director and Consultant Stock Option Plan, as amended, in order to increase by 300,000 shares the aggregate number of shares of Common Stock for issuance under this plan and to permit the issuance of restricted stock, restricted stock units and other awards, and (b) ratify the selection of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2006. The Board of Directors believes that the matters you will be asked to vote on at the Annual Meeting are in the best interest of the Company, and urges you to vote FOR all of the proposals. The reasons are more fully explained in the accompanying proxy statement.

We hope you will be able to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, it is important that your shares are represented. Therefore, you are urged promptly to complete, sign, date and return the enclosed proxy card in accordance with the instructions set forth on the card. This will ensure your proper representation at the Annual Meeting.

Sincerely,

MARTIN J. REID
President and Chief Executive Officer

YOUR VOTE IS IMPORTANT.
PLEASE RETURN YOUR PROXY PROMPTLY.

IBIS TECHNOLOGY CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be Held May 11, 2006

To the Stockholders of Ibis Technology Corporation:

NOTICE IS HEREBY GIVEN that the 2006 Annual Meeting of Stockholders of Ibis Technology Corporation, a Massachusetts corporation (the “Company”), will be held on Thursday, May 11, 2006 at the offices of the Company, 32 Cherry Hill Drive, Danvers, Massachusetts  01923 at 11:00 a.m. (local time) for the following purposes:

1.                 To elect two members to the Board of Directors to serve for a term ending in 2009 and until their successors are duly elected and qualified.

2.                 To consider and act upon a proposal to approve an amendment to the Company’s 1997 Employee, Director and Consultant Stock Option Plan, as amended, in order to (a) increase by 300,000 shares the aggregate number of shares of Common Stock for issuance under this plan, and (b) permit the issuance of restricted stock, restricted stock units, and other awards in addition to options.

3.                 To consider and act upon a proposal to ratify the appointment of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2006.

4.                 To transact such other business as may be properly brought before the Annual Meeting and any postponements or adjournments thereof.

The Board of Directors has fixed the close of business on March 17, 2006 as the record date for the determination of Stockholders entitled to notice of and to vote at the Annual Meeting and at any postponements or adjournments thereof.

All Stockholders are cordially invited to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, you are requested to complete, sign, date and return the enclosed proxy card as soon as possible in accordance with the instructions on the proxy card. A pre-addressed, postage prepaid return envelope is enclosed for your convenience. You may revoke your proxy in the manner described in the accompanying Proxy Statement at any time before it has been voted at the Annual Meeting. Any stockholder attending the Annual Meeting may vote in person even if he or she has returned a proxy.

BY ORDER OF THE BOARD OF DIRECTORS

William J. Schmidt
Clerk

March 31, 2006

IBIS TECHNOLOGY CORPORATION
32 Cherry Hill Drive
Danvers, MA 01923
978-777-4247

PROXY STATEMENT

GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Ibis Technology Corporation (the “Company”), a Massachusetts corporation, of proxies, in the accompanying form, to be used at the 2006 Annual Meeting of Stockholders to be held at the offices of the Company, 32 Cherry Hill Drive, Danvers, Massachusetts 01923 on Thursday, May 11, 2006 at 11:00 a.m. (local time), and any postponements or adjournments thereof (the “Meeting”).

This Proxy Statement and the accompanying proxy are being mailed on or about March 31, 2006 to all Stockholders entitled to notice of and to vote at the Meeting.

The close of business on March 17, 2006 has been fixed as the record date for determining the stockholders entitled to notice of and to vote at the Meeting and any postponements and adjournments thereof. As of the close of business on March 17, 2006, the Company had 10,816,029 shares of common stock, par value $.008 per share (“Common Stock”), outstanding and entitled to vote. Holders of record of Common Stock are entitled to one vote per share on all matters to be voted on by stockholders, and stockholders may vote in person or by proxy. Execution of a proxy will not in any way affect a stockholder’s right to attend the Meeting and vote in person.

Where the stockholder specifies a choice on the proxy as to how his or her shares are to be voted on a particular matter, the shares will be voted accordingly. If no choice is specified, the shares will be voted FOR Notice Items 1, 2 and 3. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date. Any stockholder who has executed a proxy but is present at the Meeting, and who wishes to vote in person, may do so by revoking his or her proxy as described in the preceding sentence. Shares represented by valid proxies in the form enclosed, received in time for use at the Meeting and not revoked at or prior to the Meeting, will be voted at the Meeting. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of the Company’s Common Stock entitled to vote at the Meeting is necessary to constitute a quorum at the Meeting. Votes withheld from the nominee, abstentions and broker “non-votes” are counted as present or represented for purposes of determining the presence or absence of a quorum for the Meeting. A “non-vote” occurs when an individual holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the individual does not have discretionary voting power and has not received instructions from the beneficial owner.

The affirmative vote of a plurality of the shares voted affirmatively or negatively at the Meeting is required to elect each nominee as director. Stockholders do not have cumulative voting rights with respect to the election of Directors. Any stockholder submitting a proxy has a right to withhold authority to vote for the nominee by writing that nominee’s name in the space provided on the proxy. With respect to all other matters to be acted upon at the Meeting, the affirmative vote of a majority of the total number of shares voted either for or against the proposal at the Meeting is required to approve a proposal. An automated system administered by the Company’s transfer agent tabulates the votes. The vote on each matter submitted to stockholders is tabulated separately. Abstentions are included in the number of shares present or represented and voting on each separate matter. Broker “non-votes” are not so included.

The persons named in the proxies are officers of the Company. These persons are authorized, in their discretion, to vote upon such other business as may properly come before the Meeting or any postponements or adjournments thereof. The Board of Directors knows of no other matter to be presented at the Meeting. If any other matter should be presented at the Meeting upon which a vote properly may be taken, shares represented by all of the proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named in the proxies.

The cost of soliciting proxies, including expenses in connection with preparing and mailing this Proxy Statement, will be borne by the Company. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of Common Stock for their expenses in forwarding proxy material to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone, telegram, telex, facsimile and personal solicitation by the directors, officers or employees of the Company. Such directors, officers or employees will not receive any additional compensation for such solicitation.  The Company may, if appropriate, retain an independent proxy solicitation firm to assist in soliciting proxies. If the Company does so, it will pay such firm’s customary fees and expenses.

The Annual Report to Stockholders for the fiscal year ended December 31, 2005 is being mailed to the Stockholders with this Proxy Statement, but does not constitute a part hereof.

SHARE OWNERSHIP

The following table sets forth certain information as of February 28, 2006 concerning the ownership of Common Stock by (i) each stockholder known by the Company to be the beneficial owner of more than 5% of its outstanding shares of Common Stock, (ii) each current member of the Board of Directors, (iii) each executive officer named in the Summary Compensation Table contained herein, and (iv) all current directors and executive officers as a group.

	Shares Beneficially
	Owned (2)
Name and Address (1)**	Number	Percent
Intrinsic Value Asset Management, Inc. (3)	2,305,389	21.5%
127 Broadway Street, Suite 202
Santa Monica, CA 90401
Martin J. Reid (4)	313,850	2.8%
Julian G. Blake, Ph.D. (5).	154,922	1.4%
Angelo V. Alioto (6).	72,989	*
Robert P. Dolan (7)	72,465	*
Robert L. Gable (8)	52,500	*
Leslie B. Lewis (9).	34,550	*
William J. Schmidt (10)	25,227	*
Lamberto Raffaelli (11)..	19,500	*
Donald F. McGuinness (12)	12,450	*
Dimitri Antoniadis, Ph.D. (13)	11,250	*
Cosmo S. Trapani (14).	7,250	*
Charles M. McKenna (15)	2,500	*
Executive Officers and Directors as a group (12 Persons) (16)	779,453	6.8%

*                    Represents beneficial ownership of less than 1% of the outstanding Common Stock.

**             Addresses are given for beneficial owners of more than 5% of the outstanding Common Stock only.

(1)          The address for each beneficial owner is c/o Ibis Technology Corporation, 32 Cherry Hill Drive, Danvers, Massachusetts, 01923.

(2)          The number of shares of Common Stock issued and outstanding on February 28, 2006 was 10,816,029. The calculation of percentage ownership for each listed beneficial owner is based upon the number of shares of Common Stock issued and outstanding at February 28, 2006, plus shares of Common Stock subject to options held by such person or group at February 28, 2006 and exercisable within 60 days thereafter. The Company believes that all the persons and entities named in the Table have the sole voting and investment power with respect to all the shares as beneficially owned by them, except as noted below.

(3)          This information, except the percentage beneficially owned, is based solely on a Schedule 13G/A filed on February 28, 2006 with the Securities and Exchange Commission by Intrinsic Value Asset Management, Inc. (“IVAM”), which states that IVAM has sole voting power and sole dispositive power of 2,305,389 shares of Common Stock.

(4)          Includes 297,850 shares of Common Stock that may be acquired upon the exercise of options within 60 days of February 28, 2006.

(5)          Dr. Blake resigned as an officer of the Company on December 9, 2005. Includes 125,200 shares of Common Stock that were vested at the time of his resignation and expired on March 9, 2006.

(6)          Includes 72,989 shares of Common Stock that may be acquired upon the exercise of options within 60 days of February 28, 2006.

(7)          Includes 62,157 shares of Common Stock that may be acquired upon the exercise of options within 60 days of February 28, 2006.

(8)          Includes 17,500 shares of Common Stock that may be acquired upon the exercise of options within 60 days of February 28, 2006.

(9)          Includes 16,250 shares of Common Stock that may be acquired upon the exercise of options within 60 days of February 28, 2006.

(10)   Includes 14,250 shares of Common Stock that may be acquired upon the exercise of options within 60 days of February 28, 2006.

(11)   Includes 12,500 shares of Common Stock that may be acquired upon the exercise of options within 60 days of February 28, 2006.

(12)   Includes 11,450 shares of Common Stock that may be acquired upon the exercise of options within 60 days of February 28, 2006.

(13)   Consists of 11,250 shares of Common Stock that may be acquired upon the exercise of options within 60 days of February 28, 2006.

(14)     Includes 6,250 shares of Common Stock that may be acquired upon the exercise of options within 60 days of February 28, 2006.

(15)   Consists of 2,500 shares of Common Stock that may be acquired upon the exercise of options within 60 days of February 28, 2006.

(16)   See footnotes 4 through 15 above (12 Persons).

MANAGEMENT

Directors

The Company’s Restated Articles of Organization, as amended (the “Articles of Organization”), and Restated By-Laws (the “By-Laws”) provide for the Company’s business to be managed by or under the direction of the Board of Directors. Under the Articles of Organization and By-Laws, the number of directors is fixed from time to time by the Board of Directors. The Board of Directors currently consists of seven members, classified into three classes as follows: Leslie B. Lewis and Cosmo S. Trapani constitute a class with a term which expires at the upcoming Meeting (the “Class III directors”), Dimitri Antoniadis, Robert L. Gable and Martin J. Reid constitute a class with a term ending in 2007 (the “Class I directors”) and Donald F. McGuinness and Lamberto Raffaelli constitute a class with a term ending in 2008 (the “Class II directors”). At each annual meeting of stockholders, directors are elected for a full term of three years to succeed those directors whose terms are expiring.

On March 16, 2006, the Board of Directors voted to nominate Leslie B. Lewis and Cosmo S. Trapani for election at the Meeting for a term of three years to serve until the 2009 Annual Meeting of Stockholders, and until their respective successors have been elected and qualified. Dimitri Antoniadis, Robert L. Gable and Martin J. Reid (Class I directors) and Donald F. McGuinness and Lamberto Raffaelli (Class II directors) will serve until the Annual Meeting of Stockholders to be held in 2007 and 2008, respectively, and until their respective successors have been elected and qualified.

The Board of Directors has determined that, with the exception of Martin J. Reid who is an executive officer of the Company, all of the members of the Board of Directors are “independent directors” within the meaning of the director independence standards of The Nasdaq Stock Market, Inc. (“Nasdaq”) and the Securities and Exchange Commission (“SEC”), including Rule 10A-3(b)(1) under the Exchange Act of 1934, as amended (the “Exchange Act”). Furthermore, the Board of Directors has determined that each member of each of the committees of the Board of Directors is independent within the meaning of Nasdaq’s and the SEC’s director independence standards.

The names of the Company’s current directors and certain information about them are set forth below:

Name	Age	Position
Martin J. Reid	64	President, Chief Executive Officer, and Chairman
Dimitri Antoniadis, Ph.D.	59	Director
Robert L. Gable (1)	75	Director
Leslie B. Lewis (1) (2)	65	Director
Donald F. McGuinness	73	Director
Lamberto Raffaelli (2)	55	Director
Cosmo S. Trapani (2).	67	Director

(1)          Member of the Compensation Committee

(2)          Member of the Audit Committee

The following is a brief summary of the background of each director of the Company:

Martin J. Reid joined Ibis in December 1997 as President and Chief Executive Officer and as a director. In May 2000, Mr. Reid was elected to serve as Chairman of the Company’s Board of Directors. From 1991 to 1996, Mr. Reid was President and Chief Executive Officer of Alpha Industries (now known as Skyworks Solutions), a publicly held manufacturer of a broad range of Gallium Arsenide products and silicon integrated circuits for the semiconductor industry. He served as a director of Alpha Industries from 1985 to January 1998 and of Asahi America from 1997 to November 1999, which merged with Asahi Organic Chemical in December 1999.

Dimitri Antoniadis, Ph.D. was appointed to the Board of Directors in 1996. He is the Ray and Maria Stata Professor of Electrical Engineering at Massachusetts Institute of Technology (MIT) and has been a member of the faculty since 1978.

Robert L. Gable was appointed to the Board of Directors in 1997. He was a director and advisor (November 1998—October 1999), Chairman (June 1990—July 1998) and Chief Executive Officer (June 1990—October 1997) of Unitrode Corporation, a publicly held company that was acquired by Texas Instruments in October 1999.

Leslie B. Lewis was appointed to the Board of Directors in 1998. From 1985 to 2003, he was President of Asahi America, Inc., a publicly held company, which merged with Asahi Organic Chemical in December 1999. He was Chief Executive Officer of Asahi from 1989 to 2003 and Chairman from 1996 to 2003. In January 2004 Mr. Lewis was appointed Operations Partner of Watermill Ventures, a private strategic investment firm.

Donald F. McGuinness was appointed to the Board of Directors in 1996. He was Chairman, President and Chief Executive Officer (November 1989 to February 1999) of White Electronic Designs, Inc., a publicly held company that was acquired by Bowmar Instrument Corporation in October 1998.

Lamberto Raffaelli was appointed to the Board of Directors in 1998. In May 2001, he founded privately held LNX Corporation and serves as President and Chief Executive Officer. From 1994 to December 2000, he was President and Chief Executive Officer of Arcom, Inc., which was acquired by Quadrant-Vectron, a division of Dover Corporation International, in September 1999.

Cosmo S. Trapani was appointed to the Board of Directors in 2003. From 1990 to 1999 he was Executive Vice President and Chief Financial Officer of Unitrode Corporation, a publicly held company. From 1999 to 2000 he was Senior Vice President and Chief Financial Officer of Circor International, a publicly held company and from 2000 to 2002 was Vice President and Chief Financial Officer of PRI Automation, a publicly held company. Mr. Trapani serves on the Board of Directors of Hittite Microwave Corporation, a publicly traded diversified electronics company.

Committees of the Board of Directors and Meetings

Meeting Attendance.   The Board of Directors held four regular meetings and five scheduled update meetings during the fiscal year ended December 31, 2005. The Board of Directors typically schedules a meeting in conjunction with the Company’s Annual Meeting of Stockholders, and directors are encouraged to attend the Annual Meeting of Stockholders. All of the Company’s seven directors attended the prior year’s Annual Meeting of Stockholders. No director attended fewer than 75% of the total number of meetings of the Board and of committees of the Board on which he served during fiscal 2005.

Audit Committee.   The Audit Committee has three members and currently consists of Lamberto Raffaelli, Leslie B. Lewis and Cosmo S. Trapani, none of whom is an officer or employee of the Company. The Audit Committee met four times in 2005. The Audit Committee reviews the engagement of the Company’s independent registered public accounting firm, reviews quarterly and annual financial statements, considers matters relating to accounting policy and internal controls and reviews the scope of annual audits. A detailed listing of the Audit Committee’s responsibilities is set forth in the Company’s Audit Committee Charter adopted by the Board of Directors. All of the members of the Audit Committee, as evaluated by the Board of Directors in its business judgment, are independent directors within the meaning of Rule 4200(a)(15) of the NASD and is independent pursuant to the rules of the Securities and Exchange Commission for the purposes of being an independent member of the Audit Committee. In addition, the Board of Directors has determined that Mr. Trapani qualifies as an “audit committee financial expert” under the rules of the SEC. Stockholders should understand that this designation is a disclosure requirement of the SEC related to Mr. Trapani’s experience and understanding with respect to certain accounting and auditing matters. The designation does not impose on Mr. Trapani any duties, obligations or liabilities that are greater than are generally imposed on him as a member of the Audit Committee and the Board of Directors, and his designation as an audit committee financial expert pursuant to the SEC requirement does not affect the duties, obligations or liabilities of any other member of the Audit Committee or the Board of Directors.

Compensation Committee.   The Compensation Committee has two members and currently consists of Robert L. Gable and Leslie B. Lewis. The Compensation Committee met one time during fiscal 2005 and acted by unanimous written consent on one occasion. The Compensation Committee reviews, approves and makes recommendations on the Company’s compensation policies, practices and procedures to help ensure that legal and fiduciary responsibilities of the Board of Directors are carried out and that such policies, practices and procedures contribute to the success of the Company; and further, administers stock and employee benefit plans, including the Company’s 1993 Employee, Director and Consultant Stock Option Plan (the “1993 Plan”), the Amended and Restated 1997 Employee, Director and Consultant Stock Option Plan (the “1997 Plan”) and the Ibis Technology Corporation 2000 Employee Stock Purchase Plan. The Board of Directors has determined that each member of the Compensation Committee meets the independence requirements promulgated by Nasdaq and the SEC.

Special Subcommittee.   The Special Subcommittee of the Board of Directors has two members and currently consists of Robert L. Gable and Leslie B. Lewis. The Special Subcommittee met one time during fiscal 2005. The Special Subcommittee provides additional guidance to Mr. Reid on possible future transactions the Company may consider.

Nominating Committee.   The Company does not have a standing Nominating Committee. Due to the size of the Company, the resulting efficiency of a Board of Directors that is also limited in size, and the lack of turnover in Ibis’ Board of Directors, the Board of Directors has determined that it is not necessary or appropriate at this time to establish a separate Nominating Committee. Potential candidates for nomination to the Board of Directors are discussed by the entire Board of Directors, and director nominees are selected by a majority of the independent directors meeting in executive session. Both of the nominees recommended for election to the Board of Directors at the Meeting are directors standing for re-election.

The Board of Directors believes that it is necessary that the majority of the Board of Directors be comprised of directors that meet the independent requirements promulgated by Nasdaq and the SEC, and it is desirable to have at least one director that qualifies as an “audit committee financial expert” under the rules of the SEC. When considering potential director candidates, the Board considers the candidate’s character, judgment, diversity, age, skills, including financial literacy, and experience in the context of the needs of the Company and the Board of Directors. In 2005 we did not pay any fees to any third party to assist in identifying or evaluating potential nominees.

The Company’s By-laws include a procedure whereby its stockholders can nominate persons for election to the Board of Directors. The Board of Directors will consider director candidates recommended by the Company’s stockholders in a similar manner as those recommended by members of management or other directors, provided the stockholder submitting such nomination has complied with the procedures set forth in its By-laws. To date, the Company has not received any recommended nominees from any non-management stockholder or group of stockholders that beneficially owns more than five percent of its voting stock.

Compensation Committee Interlocks and Insider Participation.   The Compensation Committee consists of two members, Leslie B. Lewis and Robert L. Gable, neither of whom was at any time during the past fiscal year an officer or employee of the Company, was formerly an officer of the Company or had any relationship with the Company requiring disclosure herein. During the fiscal year ended December 31, 2005, no executive officer of the Company served as a (a) member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on the Compensation Committee of the Company; (b) director of another entity, one of whose executive officers served on the Compensation Committee of the Company; or (c) member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a director of the Company.

Stockholder Communications with the Board of Directors

The Board of Directors maintains a process for stockholders to communicate with the Board of Directors or with individual directors. Stockholders who wish to communicate with the Board of Directors or with individual directors should direct written correspondence to our Company Clerk at our principal executive offices located at 32 Cherry Hill Drive, Danvers, Massachusetts 01923. Any such communication must contain (i) a representation that the stockholder is a holder of record of stock of the Company, (ii) the name and address of the stockholder sending such communication, as they appear on the Company’s books, and (iii) the class and number of shares of Ibis that are beneficially owned by such stockholder. Complaints and general communications related to accounting matters will be referred to members of the Audit Committee. The Company Clerk will forward all other communications to the Board of Directors or the specified individual director to whom the communication is directed unless such communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Company Clerk has the authority to discard the communication or to take appropriate legal action regarding such communication.

Code of Ethical Conduct

The Company has adopted a Code of Ethical Conduct that applies to all officers, directors, employees and consultants. The Code of Ethical Conduct is intended to comply with Item 406 of Regulation S-K of the Securities Exchange Act of 1934 and with applicable rules of The NASDAQ Stock Market, Inc. The Company’s Code of Ethical Conduct and its Financial Information Integrity Policy are available on the Company’s web site at www.ibis.com, free of charge. The Company intends to disclose any amendment to or waiver of a provision of the Code of Ethical Conduct that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, by posting such information on its web site.

Compensation of Directors

Pursuant to either the 1993 Plan or the 1997 Plan, each non-employee director of the Company then serving as a director is automatically granted non-qualified stock options to purchase 1,250 shares of Common Stock following each Annual Meeting of Stockholders of the Company. These options vest in full immediately prior to the next annual meeting following the date the options are granted and have an exercise price equal to the closing price of the Common Stock for the trading day immediately preceding the grant date.

Non-employee directors of the Company have been automatically granted the following options under the 1993 and 1997 Plans as of December 31, 2005:

Director	Aggregate Option Grants		Weighted Average Exercise Price
Dimitri Antoniadis, Ph.D.	12,500	(1)	$12.34
Donald F. McGuinness	12,500	(1)	$12.34
Robert L. Gable	11,250	(1)	$13.41
Leslie B. Lewis	10,000	(1)	$13.63
Lamberto Raffaelli .	10,000	(1)	$13.63
Cosmo S. Trapani	3,750	(1)	$5.83

(1)          Each director was granted options for 1,250 shares upon their election to the Board of Directors. This initial grant for 1,250 shares vested in full immediately prior to the next Annual Meeting following the date the options were granted. All options have vested with the exception of options for 1,250 shares granted immediately following the Company’s 2005 Annual Meeting. Such options were granted with an exercise price of $1.29 and vest in full immediately prior to this year’s Meeting.

In addition, Dr. Antoniadis and Messrs. McGuinness, Gable, Lewis, Raffaelli and Trapani were each granted an option to purchase 7,500 shares upon their election to the Board of Directors in July 1996, July 1996, July 1997, November 1998, November 1998 and August 2003, respectively, at exercise prices of $6.50, $6.50, $9.75, $10.44, $10.44 and $9.01, respectively. The option grants for 7,500 shares vested, or will vest, in three or four equal annual installments commencing one year from the date of grant.

The Company pays each non-employee director (Dr. Antoniadis, Mr. McGuinness, Mr. Gable, Mr. Lewis, Mr. Raffaelli and Mr. Trapani) $1,000 for each meeting of the Board of Directors or meeting of a committee of the Board that each of them attends and $250 for each telephonic meeting of the Board or telephonic meeting of a committee of the Board in which they participate. In 2005, the aggregate amount of compensation and reimbursement for such expenses paid to all of these directors was approximately $48,565.

Executive Officers and Significant Employees

The names of, and certain information regarding, executive officers of the Company who are not also directors, are set forth below. Except for the Chief Executive Officer, who has an employment agreement with the Company, all executive officers serve at the pleasure of the Board of Directors.

Name	Age	Position
Charles M. McKenna, Ph.D.	60	Executive Vice President and Chief Operating Officer
William J. Schmidt	51	Chief Financial Officer, Treasurer and Clerk
Angelo V. Alioto	59	Director of Sales and Marketing
Robert P. Dolan.	46	Vice President of Wafer Technology

Charles M. McKenna, Ph.D. joined the Company in July 2005 as Executive Vice President and Chief Operating Officer. Prior to joining Ibis, Dr. McKenna served as Executive Vice President, Automation Systems, and Chief Technology Officer at Brooks Automation and between July, 2000 and July 2003, and as Chief Operating Officer and Chief Technology Officer at Varian Semiconductor Equipment Associates (VSEA) from April, 1999 to January, 2000. Leading up to the spin-out of VSEA, he was General Manager of Varian’s ion implant business for ten years. Earlier, he held various management and engineering positions at Varian, IBM and Hughes Research Lab. Dr. McKenna holds a Bachelor’s degree in Physics from St. Joseph’s University (PA) and a Ph.D. in nuclear physics from Florida State University.

William J. Schmidt joined the Company and was appointed Chief Financial Officer and Treasurer and Clerk in May 2004. Prior to joining Ibis, Mr. Schmidt was Vice President of Finance and Corporate Controller from April 2002 to May 2004 at High Voltage Engineering Corporation, a private equity based corporation focused in the capital equipment markets for semiconductors, instruments and industrial automation. Prior to joining High Voltage, from March 2000 to May 2002, Mr. Schmidt served as Vice President of Finance for PRI Automation (Brooks) and held senior level financial positions including Vice President of Finance and CFO roles at the operations of several leading technology companies including, PerkinElmer and Philips Electronics Corporation.

Angelo V. Alioto joined the Company in 1990 as a Regional Sales Manager, became Worldwide Sales Manager, in 1991 and was elected as Vice President of Sales in December 1993 and Vice President of Marketing in January 1996. On September 1, 2004 he resigned the position of Vice President of Sales and Marketing and assumed his current position of Director of Sales and Marketing.

Robert P. Dolan joined the Company in 1988 as Production Manager. In January 1997, he was appointed Vice President of Wafer Manufacturing. In August 2004, he was appointed Vice President of Wafer Technology. The Wafer Technology Group was formed after discontinuance of wafer operations to continue to work with our customers to improve the SIMOX process.

EXECUTIVE COMPENSATION

The following table summarizes the compensation for services rendered to the Company in all capacities during the Company’s last three fiscal years paid to or earned by: (i) the Chief Executive Officer of the Company (the “CEO”) and (ii) the other executive officers of the Company (other than the CEO) whose salary and bonus earned during fiscal 2005 exceeded $100,000 (all of these officers are referred to herein collectively as the “Named Executive Officers”).

Summary Compensation Table

					Long-term
					Compensation
					Awards
		Annual			Securities
Name and	Fiscal	Compensation (1)			Underlying	All Other
Principal Position	Year	Salary($)		Bonus($)	Options(#)	Compensation($)
Martin J. Reid	2005	$221,890		—	—	$3,168	(2)
President, Chief Executive Officer	2004	$212,109		—	50,000	$3,564	(2)
and Chairman	2003	$212,385		—	30,517	$3,168	(2)
Julian G. Blake, Ph.D. (5)	2005	$183,462		—	17,500	$2,344	(2)
Vice President Engineering	2004	$139,128		—	11,000	$1,733	(2)
	2003	$139,633		—	12,000	$1,393	(2)
William J. Schmidt.	2005	$156,697		—	—	$491	(2)
Chief Financial Officer	2004	$93,328		—	57,000	$272	(2)
	2003			—
Angelo V. Alioto.	2005	$142,626		—	15,000	$1,331	(2)
Director of Sales and Marketing	2004	$117,696		—	3,500	$1,290	(2)
	2003	$129,484		—	11,319	$1,032	(2)
Robert P. Dolan..	2005	$140,980		—	15,000	$454	(2)
Vice President Manufacturing	2004	$138,925		—	7,500	$518	(2)
	2003	$127,867		—	9,017	$240	(2)
Charles M. McKenna, Ph.D. (5)	2005	$103,929	(3)	—	100,000 (4)	$1,513	(2)
Executive Vice President and
Chief Operating Officer

(1)          The annual compensation figures in 2003 and 2004 for the Named Executive Officers reflect temporary reductions in salary as a result of cost reduction initiatives in those years.

(2)          All Other Compensation for Mr. Reid, Dr. Blake, Mr. Schmidt, Mr. Alioto, Mr. Dolan and Dr. McKenna during 2005 represents premiums paid by the Company with respect to term life insurance for their benefit.

(3)          The annual compensation for Dr. McKenna consists of $18,050 in consulting fees and $85,879 in salary.

(4)          Stock options granted in 2005 to Dr. McKenna consist of 10,000 options granted as part of his consulting agreement and 90,000 options granted upon joining the Company.

(5)          Dr. Blake resigned from the Company on December 9, 2005.

Option Grants

The following table sets forth certain information regarding each stock option granted to a Named Executive Officer during fiscal 2005.

	Individual Grants				Potential Realizable
		% Of			Value at Assumed
	Number of	Total			Annual Rates of
	Securities	Options			Stock Price
	Underlying	Granted to	Exercise		Appreciation for
	Options	Employees in	Price	Expiration	Option Term (3)
Name	Granted(#)(1)	Fiscal Year	($/Share)(2)	Date	5%	10%
Martin J. Reid (5)	—	—	—	—	—	—
Angelo V. Alioto.	15,000	5%	$1.36	05/02/2015	$12,852	$32,436
Julian G. Blake, Ph.D.(4)	17,500	6%	$1.36	05/02/2015	$14,994	$37,842
Robert P. Dolan	15,000	5%	$1.36	05/02/2015	$12,852	$32,436
Charles McKenna, Ph.D.	10,000	3%	$1.26	05/25/2015	$7,938	$20,034
	90,000	30%	$1.73	07/20/2015	$98,091	$247,563
William Schmidt.(5)	—	—	—	—	—	—

(1)          Options were granted pursuant to the 1997 Plan. All options are incentive stock options which vest in four equal annual installments commencing one year from the date of grant except for 10,000 non-qualified options granted to Dr. McKenna. One-fourth of the non-qualified options granted to Dr. McKenna vested on July 1, 2005, an additional one-fourth will vest on the second anniversary of the grant, one-fourth will vest on the third anniversary of the grand and the final one-fourth will vest on the fourth anniversary of the grant. All options granted to the Named Executive Officers terminate ten years after the grant date, subject to earlier termination in accordance with the 1997 Plan and the applicable option agreement. In the event of an “Acquisition” of the Company (as defined in the 1997 Plan), the administrator of the Plan may either (i) make appropriate provision for the continuation of outstanding options, (ii) provide for accelerated vesting and/or exercise of outstanding options on certain conditions, or (iii) terminate all options in exchange for a cash consideration payment in connection with such Acquisition.

(2)          Under the terms of the 1997 Plan, the exercise price of both incentive and non-qualified stock options may be no less than the closing price of the Common Stock for the trading day immediately preceding the grant date.

(3)          Amounts represent hypothetical gains that could be achieved for the options if exercised at the end of the option term. Those gains are based on assumed rates of stock price appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration dates. Actual gains, if any, on stock options exercises and Common Stock holdings are dependent on the timing of such exercise and the future performance of the Common Stock.

(4)          Dr. Blake resigned from the Company on December 9, 2005; options were canceled prior to vesting.

(5)          At the request of the CEO and CFO, they were not considered for option awards during 2005.

Option Exercises and Fiscal Year-End Values

The following table provides information regarding the exercises of options by each of the Named Executive Officers during fiscal 2005. The table includes the number of shares covered by both exercisable and unexercisable stock options as of December 31, 2005 and the value of “in-the-money” options as of that date. An option is “in-the-money” if the per share fair market value of the underlying stock exceeds the option exercise price per share.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

			Number of Securities
			Underlying		Value of the Unexercised
	Shares		Unexercised Options		In-The-Money Options
	Acquired On	Value	at Fiscal Year-End		at Fiscal Year-End($)(1)
Name	Exercise(#)	Realized($)	Exercisable	Unexercisable	Exercisable	Unexercisable
Martin J. Reid	—	—	294,100	52,500	$0	$0
Angelo V. Alioto	—	—	72,489	19,875	$0	$32,100
Julian G. Blake, Ph.D.(2)	—	—	125,200	0	$0	$0
Robert P. Dolan	—	—	60,907	25,625	$0	$32,100
Charles M. McKenna, Ph.D.	—	—	2,500	97,500	$5,600	$176,100
William J. Schmidt	—	—	14,250	42,750	$0	$0

(1)          The value of unexercised in-the-money options at December 31, 2005 is based on the difference between the fair market value of the Common Stock of $3.50 (the closing sale price per share of the Company’s Common Stock as reported on the Nasdaq National Market on December 31, 2005) and the per share option exercise price, multiplied by the number of shares of Common Stock underlying such options, and does not reflect amounts that actually may be received by the Named Executive Officers.

(2)          Dr. Blake resigned from the Company on December 9, 2005; includes 125,200 shares of Common Stock that were vested at the time of his resignation and expired on March 9, 2006.

Employment Contracts and Change of Control Arrangements

The Company has an employment agreement with Martin J. Reid. This agreement, dated November 12, 2003, provides that Mr. Reid is to serve as President and Chief Executive Officer of the Company until December 31, 2006, at an initial annual base salary of $220,000, subject to change from time to time as determined by action of the Board of Directors. The agreement also provides that Mr. Reid will be paid bonuses as are determined from time to time by the Board or its Compensation Committee in its discretion, taking into account, among other factors, Mr. Reid’s performance and the Company’s performance. See “Report of Compensation Committee on Executive Compensation—Annual Incentive Bonuses.” In the event that Mr. Reid’s employment is terminated by the Company without cause or in certain other circumstances, Mr. Reid will be paid at his then annual base salary rate for a period of 12 months following the date of such termination and he will be entitled to be paid for the cost of 12 months of health benefits. Mr. Reid may terminate his employment at any time, but will forfeit certain benefits if he does not provide the Company with at least 60 days prior written notice. This agreement also contains a one-year post termination non-competition provision.

In 2005, the Company entered into a Restated Change of Control Agreement with Martin J. Reid and a Change of Control Agreement with William J. Schmidt. In the event that Mr. Reid’s employment is terminated in connection with a Change of Control (as defined in his agreement) of the Company, he will be paid a lump sum equal to twice the highest annual salary for the preceding three year period. In the event that Mr. Schmidt’s employment is terminated in connection with a Change of Control (as defined in his agreement) of the Company, he will be paid a lump sum equal to one times his highest annual salary for the preceding three year period. Annual salary includes base salary and bonus and excludes reimbursements and amounts attributable to stock options and other non-cash compensation. Under the agreements, each of Mr. Reid and Mr. Schmidt will also be provided health benefits for a period of time following termination or until the date they become eligible for such coverage offered by a subsequent employer if earlier. Mr. Reid is entitled to these benefits for two years and Mr. Schmidt is entitled to these benefits for one year. These severance compensation and benefits shall replace, and be provided in lieu of, any severance compensation and benefits that may be provided under any other agreement.

All of the Company’s employees are subject to certain confidentiality and non-competition obligations. Each employee has also agreed that all inventions, discoveries and developments which may be used in the Company’s business and that are developed by such employee during his or her employment with the Company are the Company’s property and the employee will assign his or her rights therein to the Company.

In the event of an “Acquisition” of the Company (as defined in the 1993 and 1997 Plans), the administrator of the Plans may either (i) make appropriate provision for the continuation of outstanding options, (ii) provide for accelerated vesting and/or exercise of outstanding options on certain conditions, or (iii) terminate all options in exchange for a cash consideration payment in connection with such Acquisition.

REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

The Compensation Committee consists of Leslie B. Lewis and Robert L. Gable, both non-employee members of the Board of Directors that the Board of Directors has determined meet the independence requirements promulgated by Nasdaq and the SEC. It is the responsibility of the Compensation Committee to review, approve and make recommendations regarding the Company’s compensation policies, practices and procedures to help ensure that legal and fiduciary responsibilities of the Board of Directors are carried out and that such policies, practices and procedures contribute to the success of the Company; and further to administer stock and employee benefit plans.

Base Salary and Benefits

The compensation philosophy of the Company is to maintain executive base salaries at a competitive level to enable the Company to attract and retain key executive and employee talent needed to accomplish the Company’s goals. In determining appropriate base salary levels and other compensation elements, the Compensation Committee considers the scope of responsibility, prior experience, past accomplishments, and data obtained through participation in industry surveys, as well as by monitoring developments in key industries such as the semiconductor industry. Periodic adjustments in base salary relate to individual performance against pre-established objectives and to competitive factors. Executive officers are also entitled to participate in benefit plans generally available to employees.

Annual Incentive Bonuses

The Company, along with each executive officer, establishes goals related specifically to that officer’s areas of responsibility. The Compensation Committee of the Board, in its discretion, may award bonuses to executive officers, and the Company pays bonuses based on each executive officer’s progress toward completing the established goals and financial performance goals for the Company.

Stock Options

The Compensation Committee believes that granting stock options on an ongoing basis provides officers with a strong economic interest in maximizing stock price appreciation over the longer term. The Company believes that the practice of granting stock options is critical to retaining and recruiting the key talent necessary at all employee levels to ensure the Company’s continued success. Options are granted to all permanent employees, and particularly to key employees likely to contribute significantly to the Company. In determining the size of an option grant to an executive officer, the Company considers not only competitive factors, changes in responsibility and the executive officer’s achievement of pre-established goals, but also the number and term of options previously granted to the officer. In addition, the Company usually makes a significant grant of options when an executive officer joins the Company. The Compensation Committee determines the size of option grants to executive officers.

Chief Executive Officer’s Compensation

Martin J. Reid was appointed to the position of President and Chief Executive Officer effective December 1, 1997, and continues his employment with the Company under an employment agreement which terminates on December 31, 2006. Mr. Reid was paid an annual base salary of $237,935 for the first seven months of 2005, however, his actual pay was reduced for the remainder of 2005 at his election.

Mr. Reid’s base pay is also subject to change from time to time by action of the Board. The agreement also provides that Mr. Reid will be paid bonuses as are determined from time to time by the Board or its Compensation Committee in its discretion, taking into account, among other factors, Mr. Reid’s performance and the Company’s performance. See “—Annual Incentive Bonuses.”  Mr. Reid did not receive a bonus in 2005. In the event that Mr. Reid’s employment is terminated by the Company without cause or in certain other circumstances, Mr. Reid will be paid at his then annual base salary rate for a period of 12 months following the date of such termination and he will be entitled to be paid for the cost of 12 months of health benefits. Mr. Reid may terminate his employment at any time, but will forfeit certain benefits if he does not provide the Company with at least 60 days prior written notice. On December 1, 1997, Mr. Reid was granted options to purchase 140,000 shares of common stock at fair market value on the date of grant. Of the 140,000 options granted to Mr. Reid, 35,000 vested immediately and the remaining 105,000 vested in three equal annual installments commencing one year from the grant date. In addition, on February 4, 1999, January 4, 2000, January 4, 2001, August 7, 2001, December 3, 2001, June 17, 2002, February 6, 2003, August 26, 2003, September 1, 2003 and August 24, 2004, Mr. Reid was granted options to purchase 50,000, 50,000, 6,000, 30,000, 4,083, 30,000, 15,000, 9,517, 6,000 and 50,000 shares each of Common Stock at fair market value of the date of grant. The options vest in four equal annual installments commencing one year from the grant date, except the option to purchase 9,517 shares, which vests in two equal installments, and the option to purchase 6,000 shares, which vests in one installment.

In March 2005, the Company entered into a Restated Change of Control Agreement with Mr. Reid. In the event that Mr. Reid’s employment is terminated in connection with a Change of Control (as defined in such agreement) of the Company, Mr. Reid will be paid twice his highest annual salary during the preceding three year period. Annual salary includes base salary and bonus and excludes reimbursements and amounts attributable to stock options and other non-cash compensation. Under this agreement, Mr. Reid will also be provided health benefits until the earlier of two years following his termination or the date he becomes eligible for such coverage offered by a subsequent employer. These severance compensation and benefits shall replace, and be provided in lieu of, any severance compensation and benefits that may be provided under any other agreement.

It is the belief of the Compensation Committee that Mr. Reid’s salary and bonus structure is consistent with that received by his counterparts in similar-sized companies in semiconductor-related industries and other comparable companies.

The Compensation Committee:
Robert L. Gable
Leslie B. Lewis

REPORT OF AUDIT COMMITTEE

The Audit Committee of the Board of Directors, which consists of Leslie B. Lewis, Lamberto Raffaelli and Cosmo S. Trapani. The Board of Directors has determined that each member of the Audit Committee meets the independence requirements promulgated by Nasdaq and the SEC, including Rule 10A-3(b)(1) under the Exchange Act. The Audit Committee has furnished the following report:

The Audit Committee assists the Board in overseeing and monitoring the integrity of the Company’s financial reporting process, its compliance with legal and regulatory requirements and the quality of its external audit process. The role and responsibilities of the Audit Committee are set forth in a written Charter adopted by the Board. The Audit Committee reviews and reassesses the Charter annually and recommends any changes to the Board for approval. As more fully described in the Charter, the Audit Committee is responsible for overseeing the Company’s overall financial reporting process. In fulfilling its responsibilities for the financial statements for the fiscal year ended December 31, 2005, the Audit Committee took the following actions:

•                    Reviewed and discussed the Company’s Quarterly Reports on Form 10-Q filed during the last fiscal year with management and KPMG LLP, the Company’s independent registered public accounting firm;

•                    Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2005 with management and KPMG LLP;

•                    Discussed with KPMG LLP the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit; and

•                    Received written disclosures and a letter from KPMG LLP regarding its independence as required by the Independence Standards Board Standard No. 1. The Audit Committee further discussed with KPMG LLP their independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the Committee determined appropriate.

The Audit Committee regularly discusses with management and the independent registered public accounting firm the financial information of the Company and the Company’s systems of internal controls and its audit process. The Audit Committee met with the independent registered public accounting firm (both independently and with the Company’s management) to review the issues required to be addressed by the Statement of Accounting Standards 61 (Codification of Statements on Auditing Standards), including various issues relevant to the audit, including (a) the Company’s financial statements, (b) the report of the independent registered public accounting firm on the results, scope and terms of their work, and (c) the recommendations of the independent registered public accounting firm regarding the financial practices and policies employed by the Company.

As part of its obligations, the Audit Committee reviewed the Company’s audited financial statements and met with both management and the independent registered public accounting firm to review and discuss the Company’s financial statements. Management has represented to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee has received from, and discussed with, the independent registered public accounting firm the written disclosure, the letter required by Independent Standards Board Standard No. 1 (Independent Discussions with Audit Committees) and the independence of KPMG LLP.

Based on the Audit Committee’s review of the audited financial statements and discussions with management and KPMG LLP, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005 for filing with the Securities and Exchange Commission.

No portion of this Audit Committee Report shall be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, through any general statement incorporating by reference in its entirety the Proxy Statement in which this report appears, except to the extent that the Company specifically incorporates this report or a portion of it by reference. In addition, this report shall not be deemed filed under either the Securities Act or the Exchange Act.

The Audit Committee:
Leslie B. Lewis
Lamberto Raffaelli
Cosmo S. Trapani

PERFORMANCE GRAPH1

The following graph compares the annual cumulative total stockholder return (assuming reinvestment of dividends) from investing $100 on December 31, 2000 and plotted at the end of each fiscal year thereafter, in each of (i) the Company’s Common Stock, (ii) the Nasdaq Stock Market, and (iii) the Media General Financial Services SIC Code Index 3674—Semiconductors, Related Devices—which consists of other companies in the semiconductor industry. It should be noted that the Company has not paid any dividends on the Common Stock, and no dividends are included in the representation of the Company’s performance. The stock price performance on the graph below is not necessarily indicative of future price performance.

Relative Dollar Values

	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04	12/31/05
Ibis Technology Corporation	$100.00	$77.25	$24.42	$58.44	$19.32	$18.18
SIC Code Index	$100.00	$81.16	$38.18	$71.86	$54.99	$60.28
Nasdaq Market Index	$100.00	$79.71	$55.60	$83.60	$90.63	$92.62

1                    The graph is not “soliciting material” under Regulation 14A or 14C of the rules promulgated under the Securities Exchange Act of 1934, is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.  Information used in the graph was obtained from Hemscott, Inc., a source believed to be reliable, but the Company is not responsible for any errors or omissions in such information.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and officers, and persons who own more than 10% of the Company’s Common Stock, to file with the Securities and Exchange Commission (the “SEC”) initial reports of beneficial ownership and reports of changes in beneficial ownership of the Common Stock and other equity securities of the Company. Officers, directors and greater than 10% beneficial owners are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2005, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with on a timely basis, except for one late Form 4 filing for Donald F. McGuinness, for which a Form 5 has been filed.

Certain Transactions

In 2005, the Company was not a party to any transaction or series of transactions or business relationship in which the amount involved exceeded $60,000 involving any of its officers, directors or stockholders who own more than 5% of the Company’s Common Stock, nor is there currently proposed any such transaction or series of transactions or business relationship.

DESCRIPTION OF EQUITY PLANS

The Company maintains three equity compensation plans under which the Company’s equity securities are authorized for issuance to the Company’s employees and/or directors. These plans consist of (a) the Company’s 1993 Employee, Director and Consultant Stock Option Plan, as amended; (b) the Company’s 1997 Employee, Director and Consultant Stock Option Plan, as amended; and (c) the Company’s 2000 Employee Stock Purchase Plan, as amended.

Each of the foregoing equity compensation plans was approved by the stockholders of the Company. The table below presents information about all of the foregoing plans as of December 31, 2005.

			Number of securities
			remaining available
			for future issuance
	Number of securities	Weighted-average	under equity
	to be issued upon	exercise price of	compensation plans
	exercise of	outstanding	(excluding securities
	outstanding options,	options, warrants	reflected in
	warrants, and rights	and rights	column (a))
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by security holders(1)	1,321,262	$11.43	453,282 (2)
Equity compensation plans not approved by security holders	0	$ N/A	0
Total	1,321,262	$11.43	453,282

(1)          The 2000 Employee Stock Purchase Plan, as amended, is not included in (a) and (b) above as the number of outstanding options and weighted-average exercise price are not determinable under the 2000 Employee Stock Purchase Plan.

(2)          This amount includes 268,091 non-transferable options available for exercise as of December 31, 2005 under the 2000 Employee Stock Purchase Plan.

1993 Employee, Director and Consultant Stock Option Plan, as amended

All employees, directors and consultants of the Company and its affiliates (approximately 51 people) are eligible to participate in the 1993 Plan. Options granted under the 1993 Plan may be either (i) options to qualify as “incentive stock options” under Section 422 of the Code, or (ii) non-qualified stock options. Incentive stock options granted under the 1993 Plan may not be granted at a price less than the closing price of the Common Stock for the trading day immediately preceding the grant date, or 110% of the fair market value in the case of employees holding 10% or more of the voting stock of the Company. Non-qualified stock options granted under the 1993 Plan may not be granted at an exercise price less than the closing price of the Common Stock for the trading day immediately preceding the grant date.

A total of 750,000 shares of Common Stock were initially reserved for issuance under the 1993 Plan. As of December 31, 2005, options to purchase up to an aggregate of 75,610 shares of Common Stock were outstanding, at a weighted average exercise price of $ 11.59 per share. The 1993 Plan has expired and there are no options available for issuance; however, the 1993 Plan continues to govern all options, awards and other grants granted and outstanding under the 1993 Plan.

Please refer to the actual text of the 1993 Plan for a more detailed description of the features of the 1993 Plan.

1997 Employee, Director and Consultant Stock Option Plan, as amended

Please refer to the information contained below the “Item 2—Amendment of the 1997 Employee, Director and Consultant Stock Option Plan” on page 24 for a description of the material features of the 1997 Employee, Director and Consultant Stock Option Plan, and the proposed amendments to that plan.

2000 Employee Stock Purchase Plan, as amended

All employees that work 20 hours or more per week, who have been continuously employed by the Company for at least three months immediately prior to any offering period and who are not considered temporary employees are eligible to participate in the Purchase Plan. Temporary employees are defined as employees who are employed by the company for a specified period of time, less than six months. However, any employee who would own more than 5% of the voting power of the Company’s stock immediately after a grant under the Purchase Plan is not eligible to participate and no participant may purchase more than $25,000 of Common Stock, based on the undiscounted value of the Common Stock at the beginning of each offering period, in any one calendar year.

The Purchase Plan is implemented by a series of offering periods, with a new offering period starting on June 1, and December 1 of each year (or such other times as may be determined by the Board of Directors). To participate in the Plan an eligible employee will authorize the Company to deduct up to 15% of the employee’s pay, not to exceed $21,250 per year, beginning on the first day of each designated offering period. On the first business day of each offering period, each eligible employee who has elected to participate in the Purchase Plan will be granted an option to purchase shares of the Company’s Common Stock. Unless a participating employee withdraws from the Purchase Plan prior to the end of the offering period, on the last day of the offering period the option will be automatically exercised for the purchase of a number of shares of the Company’s Common Stock determined by dividing the employee’s contributions during the offering period by the lesser of (i) 85% of the fair market value of the Common Stock on the first day of the offering period, or (ii) 85% of the fair market value of the Common Stock on the last of the offering period. Under the Purchase Plan, the fair market value of a share of Common Stock on a given date shall be determined by the Board of Directors based on the closing sale price of the Common Stock for such date (or if the Common Stock is not traded on such date, on the immediately preceding trading date), as reported on the Nasdaq National Market.

A participant may, on one occasion only during an offering period, decrease the amount of payroll deductions or may withdraw from participation in the Purchase Plan at any time. If a participant withdraws from the Purchase Plan or becomes ineligible to participate in the Purchase Plan, any accumulated employee contributions are paid back to such participant.

A total of 300,000 shares of Common Stock were initially reserved for issuance under the Purchase Plan to be sold to eligible employees of the Company at a discount from the market value of the shares. The Purchase Plan was amended by the Company’s Board of Directors and its stockholders in order to increase the number of shares of Common Stock reserved for issuance to its current total of 600,000. As of December 31, 2005, non-transferable options to purchase up to an aggregate of 268,091 shares of Common Stock were outstanding. The weighted-average exercise price is not determinable under the Purchase Plan.

Please refer to the actual text of the Purchase Plan for a more detailed description of the features of the Purchase Plan.

ELECTION OF DIRECTORS

(Notice Item 1)

The Company’s Restated Articles of Organization, as amended (the “Articles of Organization”), and Restated By-Laws (the “By-Laws”) provide for the Company’s business to be managed by or under the direction of the Board of Directors. Under the Articles of Organization and By-Laws, the number of directors is fixed from time to time by the Board of Directors. The Board of Directors currently consists of seven members, classified into three classes as follows: Leslie B. Lewis and Cosmo S. Trapani constitute a class with a term which expires at the upcoming Meeting (the “Class III directors”), Dimitri Antoniadis, Robert L. Gable and Martin J. Reid constitute a class with a term ending in 2007 (the “Class I directors”) and Donald F. McGuinness and Lamberto Raffaelli constitute a class with a term ending in 2008 (the “Class II directors”). At each annual meeting of stockholders, directors are elected for a full term of three years to succeed those directors whose terms are expiring.

Pursuant to the Articles of Organization and By-Laws, on March 16, 2006 the Board of Directors voted to nominate Leslie B. Lewis and  Cosmo S. Trapani (the Class III directors) for election at the Meeting for a term of three years to serve until the 2009 Annual Meeting of Stockholders, and until their respective successors have been elected and qualified. Dimitri Antoniadis, Robert L. Gable and Martin J. Reid (the Class I directors) and Donald F. McGuinness and Lamberto Raffaelli (the Class II directors) will serve until the Annual Meetings of Stockholders to be held in 2007 and 2008, respectively, and until their respective successors have been elected and qualified.

Unless authority to vote for any of the nominees named below is withheld, the shares represented by the enclosed proxy will be voted FOR the election as director of such nominees. In the event that any nominee shall become unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board of Directors may recommend in his place or the Board of Directors will fix the number of directors at a lesser number. The Board has no reason to believe that the nominee will be unable or unwilling to serve.

The affirmative vote of a plurality of the shares voted affirmatively or negatively at the Meeting is required to elect each nominee as a director.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THE ELECTION OF LESLIE B. LEWIS AND COSMO S. TRAPANI AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

AMENDMENT OF THE 1997 EMPLOYEE, DIRECTOR
AND CONSULTANT STOCK OPTION PLAN
(Notice Item 2)

General

The Board of Directors and its stockholders approved the 1997 Employee, Director and Consultant Stock Option Plan (the “1997 Plan”) in October 1997 and May 1998, respectively. A total of 750,000 shares of Common Stock were initially reserved for issuance under the 1997 Plan, and the Board of Directors and Company stockholders approved amendments on two occasions to increase the number of shares of Common Stock reserved for issuance to 1,650,000. On March 2, 2006, the Board of Directors voted to approve, subject to stockholder approval, an amendment to the 1997 Plan to (a) increase by 300,000 shares the aggregate number of shares of Common Stock that may be issued pursuant to the 1997 Plan, and (b) permit the issuance of restricted stock, restricted stock units and other awards in addition to the issuance of options to purchase Common Stock. This amendment is being submitted for stockholder approval at the Meeting to ensure continued qualification of the 1997 Plan under (i) Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), (ii) Section 422 of the Code, and (iii) applicable Nasdaq regulations. The Board of Directors believes that the amendment of the 1997 Plan is advisable to give the Company the flexibility needed to attract, retain, and motivate employees, directors and consultants.

Material Features of the 1997 Plan

Purpose and Administration of the 1997 Plan.   The purpose of the 1997 Plan is to attract, retain, and motivate employees, directors, and consultants by providing stock options to employees, directors and consultants of the Company. The 1997 Plan is administered by the Compensation Committee, which is composed entirely of independent directors. Subject to the provisions of the 1997 Plan, the Compensation Committee determines the persons to whom stock options will be granted, the number of shares to be covered by each stock option and the terms and conditions upon which the stock option is granted.

Eligibility.   All employees, directors, and consultants of the Company and its affiliates (approximately 51 people) are eligible to participate in the 1997 Plan. Under present law, however, incentive stock options within the meaning of Section 422 of the Code may only be granted to employees of the Company and parent or subsidiaries of the Company. Under the terms of the 1997 Plan, following each annual meeting of the stockholders of the Company, each non-employee director then serving is automatically granted a non-qualified option to purchase 1,250 shares of Common Stock and each new non-employee director is automatically granted a non-qualified stock option to purchase 1,250 shares of Common Stock upon election to the Board. These options vest in full immediately prior to the date of the annual meeting following the grant date and have an exercise price equal to the fair market value of the Common Stock on such grant date.

Types of Awards.   Awards under the 1997 Plan may be in the form of incentive stock options or non-qualified stock options, as the Committee shall determine, or any combination thereof.

Stock Options.   Stock options represent the right to purchase shares of Common Stock within a specified period of time at a specified price. The aggregate fair market value (determined at the time of grant) of shares issuable pursuant to incentive stock options which become exercisable in any calendar year under any incentive stock option plan of the Company by an employee may not exceed $100,000. Incentive stock options granted under the 1997 Plan may not be granted at a price less than the closing price of the Common Stock for the trading day immediately preceding the grant date, or 110% of the fair market value in the case of options granted to an employee holding more than 10% of the voting stock of the Company. Non-qualified stock options granted under the 1997 Plan may not be granted at an exercise price less than the fair market value of the Common Stock on the date of grant. Incentive stock options granted under the 1997 Plan expire not more than ten years from the date of grant, or not more than five years from the date of grant in the case of incentive stock options granted to an employee holding more than 10% of the voting stock of the Company. An option granted under the 1997 Plan is exercisable, during the optionholder’s lifetime, only by the optionholder and is not transferable by him or her except by will or the laws of descent and distribution.

The Compensation Committee may determine the vesting schedule for both incentive stock options and non-qualified stock options. An incentive stock option granted under the 1997 Plan may, at the Compensation Committee’s discretion, be exercised after the termination of the option holder’s employment with the Company (other than reason by death, disability or termination for cause as defined in the 1997 Plan) to the extent exercisable on the date of such termination, at any time prior to the earlier of the option’s specified expiration date or 90 days after such termination. In granting any non-qualified stock option, the Compensation Committee may specify that such non-qualified stock option shall be subject to such termination or cancellation provisions as the Compensation Committee shall determine. Generally, in the event of the option holder’s termination for cause, all outstanding and unexercised options are forfeited.

Effect of Death or Disability.   In the event of the option holder’s death or disability, both incentive stock options and non-qualified stock options generally may be exercised, to the extent exercisable on the date of death or disability (plus a pro rata portion of the option if the option vests periodically), by the option holder or the option holder’s survivors at any time prior to the earlier of the option’s specified expiration date or one year from the date of the option holder’s death or disability.

Adjustment.   If (a) the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, or (b) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock, the number and class of securities, vesting schedule and exercise price per share subject to each outstanding option shall be equitably adjusted.

Treatment upon Acquisition.   Unless otherwise expressly provided in the applicable stock option, if the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company’s assets or otherwise, the Compensation Committee or the Board of Directors of any entity assuming the obligations of the Company under the 1997 Plan shall make appropriate provision for the continuation or the assumption by the surviving or acquiring entity of all stock options. In addition to or in lieu of the foregoing, the Compensation Committee or the Board of Directors of any entity assuming the obligations of the Company under the 1997 Plan may provide that one or more stock options granted under the 1997 Plan must be exercised by a certain date or shall be terminated, or that any such stock options shall be terminated in exchange for a cash payment.

Amendment of Plan.   The 1997 Plan may be amended by the stockholders of the Company. The 1997 Plan may also be amended by the Board of Directors or the Compensation Committee, provided that any amendment approved by the Board of Directors or the Compensation Committee which is of a scope that requires stockholder approval to ensure favorable federal income tax treatment for any incentive stock options under Section 422 of the Code, is subject to obtain such stockholder approval.

Stock Subject to the 1997 Plan.   As of December 31, 2005, options to purchase up to an aggregate of 1,254,652 shares of Common Stock were outstanding, at a weighted average exercise price of $11.42 per share. If stock options granted under the 1997 Plan expire, are cancelled or otherwise terminate without being exercised, the shares of Common Stock subject to such expired, cancelled or terminated stock option will then become available for grant again under the 1997 Plan.

The Proposed Amendments to the 1997 Plan

In December 2004, the Financial Accounting Standard Board issued FASB Statement No. 123R, Share Based Payment, which requires all companies to treat the fair value of stock options granted to employees as an expense. As a result of this standard, effective for periods beginning after January 1, 2006, we and other companies are required to record a compensation expense equal to the fair value of each stock option granted. We are currently assessing our valuation options allowed in this standard. This change in accounting standards reduces the attractiveness of granting stock options because of the additional expense associated with these grants, which would negatively impact our results of operations. The proposed amendments would allow the issuance of other equity compensation alternatives, some of which may have less adverse consequences on the Company’s results of operations and also be more attractive to recipients. Specifically, the proposed amendments would expand the type of awards that might be granted, from incentive and non-qualified stock options to restricted stock, restricted stock units and other awards (“Awards”) and increase the aggregate number of Awards available under the 1997 Plan to 1,950,000. The Amended 1997 Plan (the “Amended 1997 Plan”) would continue to be administered by the Compensation Committee, which would determine the persons to whom Awards will be granted, the number of shares to be covered by each Award and the terms and conditions upon which the Award is granted.

Eligibility.   All employees, directors, and consultants of the Company and its affiliates would remain eligible for Awards under the Amended 1997 Plan.

Types of Awards.   Awards under the Amended 1997 Plan may be in the form of incentive stock options, non-qualified stock options (as previously described in the description of the 1997 Plan above), restricted stock, restricted stock units and any other equity-based interests as the Compensation Committee shall determine, or any combination thereof.

Restricted Stock and Restricted Stock Units.   Restricted Stock is Common Stock that is subject to a risk of forfeiture or other restrictions that will lapse upon satisfaction of specified conditions. Restricted stock units represent the right to receive shares of Common Stock in the future, with the right to future delivery of the shares subject to a risk of forfeiture or other restrictions that will lapse upon satisfaction of certain specified conditions. The Compensation Committee would determine the vesting schedule or the time at which the restrictions on restricted stock or restricted stock units will lapse. Subject to any restrictions applicable to the Award, a participant holding restricted stock, whether vested or unvested, will be entitled to enjoy all rights of a stockholder with respect to such restricted stock, including the right to receive dividends and to vote the shares.

Other Awards.   The Amended 1997 Plan would provide the flexibility to grant other forms of Awards based upon the Common Stock, having the terms and conditions established at the time of grant by the Compensation Committee. The Compensation Committee would determine the vesting schedule or the time at which other awards will become exercisable.

Effect of Death or Disability.   With regard to Awards other than stock options, the Compensation Committee would determine the effect on an Award of the death or disability or a participant and the extent to which, and the period during which, the participant, or the participant’s legal representative, conservator, guardian or designated beneficiary, may exercise rights under the Award, subject to applicable law.

Adjustment.   If (a) the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, or (b) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock, the following shall be equitably adjusted:

•       The number and class of securities available for Awards under the 1997 Plan and the per-participant share limit;

•       The number and class of securities, vesting schedule and exercise price per share subject to each outstanding option;

•       The repurchase price per security subject to repurchase; and

•       The terms of each other outstanding stock-based Award would be adjusted by the Company (or substituted Awards may be made) to the extent the Compensation Committee shall determine, in good faith, that such an adjustment (or substitution) is appropriate.

Treatment upon Acquisition.   Unless otherwise expressly provided in the applicable Award, if the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company’s assets or otherwise, the Compensation Committee or the Board of Directors of any entity assuming the obligations of the Company under the Amended 1997 Plan would make appropriate provision for the continuation or the assumption by the surviving or acquiring entity of all Awards. In addition to or in lieu of the foregoing, the Compensation Committee or the Board of Directors of any entity assuming the obligations of the Company under the Amended 1997 Plan would provide that one or more Awards granted under the Amended 1997 Plan must be exercised by a certain date or shall be terminated, or that any such Awards shall be terminated in exchange for a cash payment.

Amendment of Plan.   The Amended 1997 Plan may be amended by the stockholders of the Company. The Amended 1997 Plan may also be amended by the Board of Directors or the Compensation Committee, provided that any amendment approved by the Board of Directors or the Compensation Committee which is of a scope that requires stockholder approval in order to ensure favorable federal income tax treatment for any incentive stock options under Section 422 of the Code, is subject to obtain such stockholder approval.

Federal Income Tax Considerations

Incentive Stock Options.

The following general rules are applicable under current United States federal income tax law to incentive stock options (“ISOs”) granted under the 1997 Plan and would remain so under the Amended 1997 Plan.

1.                In general, no taxable income results to the optionee upon the grant of an ISO or upon the issuance of shares to him or her upon the exercise of the ISO, and no corresponding federal tax deduction is allowed to the Company upon either grant or exercise of an ISO.

2.                If shares acquired upon exercise of an ISO are not disposed of within (i) two years following the date the option was granted or (ii) one year following the date the shares are issued to the optionee pursuant to the ISO exercise (the “Holding Periods”), the difference between the amount realized on any subsequent disposition of the shares and the exercise price will generally be treated as long-term capital gain or loss to the optionee.

3.                If shares acquired upon exercise of an ISO are disposed of before the Holding Periods are met (a “Disqualifying Disposition”), then in most cases the lesser of (i) any excess of the fair market value of the shares at the time of exercise of the ISO over the exercise price or (ii) the actual gain on disposition will be treated as compensation to the optionee and will be taxed as ordinary income in the year of such disposition.

4.                In any year that an optionee recognizes ordinary income as the result of a Disqualifying Disposition, the Company should be entitled to a corresponding deduction for federal income tax purposes.

5.                Any excess of the amount realized by the optionee as the result of a Disqualifying Disposition, the Company generally should be entitled to a corresponding deduction for federal income tax purposes.

6.                Capital gain or loss recognized by an optionee upon a disposition of shares will be long-term capital gain or loss if the optionee’s holding period for the shares exceeds one year.

7.                An optionee may be entitled to exercise an ISO by delivering shares of the Common Stock to the Company in payment of the exercise price, if so provided by the Compensation Committee. If an optionee exercises an ISO in such fashion, special rules will apply.

8.                In addition to the tax consequences described above, the exercise of an ISO may result in additional tax liability to the optionee under the alternative minimum tax rules. The Code provides that an alternative minimum tax (at a maximum rate of 28%) will be applied against a taxable base which is equal to “alternative minimum taxable income” reduced by a statutory exemption. In general, the amount by which the value of the Common Stock received upon exercise of the ISO exceeds the exercise price is included in the optionee’s alternative minimum taxable income. A taxpayer is required to pay the higher of his or her regular tax liability or the alternative minimum tax. A taxpayer that pays alternative minimum tax attributable to the exercise of an ISO may be entitled to a tax credit against his or her regular tax liability in later years.

9.                Special rules apply if the stock acquired is subject to vesting, or is subject to certain restrictions on resale under federal securities laws applicable to directors, officers or 10% stockholders.

Non-qualified Stock Options.

The following general rules are applicable under current federal income tax law to options that do not qualify as ISOs (“Non-qualified Stock Options”) granted under the 1997 Plan and would remain so under the Amended 1997 Plan:

1.                The optionee generally does not realize any taxable income upon the grant of a Non-qualified Stock Option, and the Company is not allowed a federal income tax deduction by reason of such grant.

2.                The optionee generally will recognize ordinary income at the time of exercise of a Non-qualified Stock Option in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price.

3.                When the optionee sells the shares acquired pursuant to a Non-qualified Stock Option, he or she generally will recognize a capital gain or loss in an amount equal to the difference between the amount realized upon the sale of the shares and his or her basis in the shares (generally, the exercise price plus the amount taxed to the optionee as ordinary income). If the optionee’s holding period for the shares exceeds one year, such gain or loss will be a long-term capital gain or loss.

4.                The Company generally should be entitled to a corresponding tax deduction for federal income tax purposes when the optionee recognizes ordinary income.

5.                An optionee may be entitled to exercise a Non-qualified Stock Option by delivering shares of the Company’s Common Stock to the Company in payment of the exercise price, if so provided by the Compensation Committee. If an optionee exercises a Non-qualified Stock Option in such fashion, special rules will apply.

6.                Special rules apply if a Non-qualified Stock Option has an exercise price less than the fair market value of the shares on the date of grant, or if the stock acquired is subject to vesting, or is subject to certain restrictions on resale under federal securities laws applicable to directors, officers or 10% stockholders.

Awards and Purchases.

The following general rules would be applicable under current federal income tax law to awards of restricted stock, restricted stock units (“Restricted Awards”) or the granting of opportunities to make direct stock purchases under the Amended 1997 Plan (“Purchases”):

1.                Persons receiving Common Stock pursuant to a Restricted Award or Purchase generally will recognize ordinary income equal to the fair market value of the shares received, reduced by any purchase price paid. Special rules apply if the stock acquired pursuant to an award of stock or direct stock purchase is subject to vesting, or is subject to certain restrictions on resale under federal securities laws applicable to directors, officers or 10% stockholders.

2.                The Company generally should be entitled to a corresponding deduction for federal income tax purposes when such person recognizes ordinary income. When such Common Stock is sold, the seller generally will recognize capital gain or loss equal to the difference between the amount realized upon the sale and the seller’s tax basis in the Common Stock (generally, the amount that the seller paid for such stock plus the amount taxed to the Seller as ordinary income).

The affirmative vote of a majority of the shares voted affirmatively or negatively at the Meeting is required to approve the amendment of the 1997 Plan.

A copy of the Amended 1997 Plan (with proposed changes in italics) is annexed hereto as Exhibit 1.

THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF THE ADOPTION OF AN AMENDMENT TO THE 1997 PLAN TO (A) INCREASE BY 300,000 SHARES THE AGGREGATE NUMBER OF SHARES FOR WHICH AWARDS MAY BE GRANTED UNDER THE 1997 PLAN AND (B) PERMIT THE ISSUANCE OF RESTRICTED STOCK, RESTRICTED STOCK UNITS AND OTHER AWARDS IN ADDITION TO OPTIONS. PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF SUCH AMENDMENT UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

INDEPENDENT REGISTERED PUBLIC  ACCOUNTING FIRM

(Notice Item 3)

The Audit Committee of the Board of Directors has appointed KPMG LLP, Independent Registered Public Accounting Firm, to audit the financial statements of the Company for the fiscal year ending December 31, 2006. The Board proposes that the Stockholders ratify this appointment. KPMG LLP audited the Company’s financial statements for the fiscal year ended December 31, 2005. The Company expects that representatives of KPMG LLP will be present at the Meeting, with the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

Audit and Non Audit Fees

The following table presents fees for professional services rendered by KPMG LLP and billed to us for the audit of the Company’s annual financial statements for the years ended December 31, 2004 and December 31, 2005 and fees billed for other services rendered by KPMG LLP during those periods.

Fees	Fiscal 2005	Fiscal 2004
Audit Fees	$131,787	$179,912
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Totals	$131,787	$179,912

Audit Fees.   Annual audit fees relate to services rendered in connection with the audit of the annual financial statements included in our Form 10-K, the SAS 100 quarterly reviews of financial statements included in our Form 10-Q filings and services, including, consent procedures rendered in conjunction with other SEC filings in fiscal years 2005 and 2004 through February 28, 2006. Additional fee’s related to the audit of fiscal year 2005 will be billed subsequently and will be approximately $25,000.

Audit-Related Fees.   Audit-related services include fees for assurance and related services by the independent registered public accounting firm that are reasonably related to the performance of the audit or the review of the Company’s financial statements and are not reported as Audit Fees. No such services were provided during fiscal years 2005 and 2004.

Tax Fees.   Tax services include fees for professional services rendered by the independent registered public accounting firm relating to tax compliance, tax advice and tax planning. No such services were provided during fiscal years 2005 and 2004.

All Other Fees.   All other fees include all other non-audit services. No such services were provided during fiscal years 2005 and 2004.

The Audit Committee has determined that the provision of the services provided by the independent registered public accounting firm, as set forth herein, is compatible with maintaining the independence of the independent registered public accounting firm.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor

The Audit Committee’s policy is to pre-approve all audit and allowable non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. The Audit Committee may delegate the authority to grant pre-approval of auditing or allowable non-audit services to one or more members of the Audit Committee. Each pre-approval decision pursuant to this delegation will be presented to the full Audit Committee at its next scheduled meeting for ratification. All audit or allowable non-audit related fees described above were approved by the Audit Committee prior to services being rendered.

The affirmative vote of a majority of the shares voted affirmatively or negatively at the Meeting is required to ratify the appointment of the independent registered public accounting firm. In the event that ratification of the appointment of KPMG LLP as the independent registered public accounting firm for the Company is not obtained at the Meeting, the Board of Directors will reconsider its appointment. If the selection of KPMG LLP as the independent registered public accounting firm of the Company is ratified, the Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE TO APPROVE THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

OTHER MATTERS

The Board of Directors knows of no other business which will be presented at the Meeting. If any other business is properly brought before the Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgment of the persons voting the proxies.

STOCKHOLDER PROPOSALS

To be considered for inclusion in the proxy statement relating to the Annual Meeting of Stockholders to be held in 2007, stockholder proposals must be received no later than November 29, 2006. To be considered for presentation at such meeting, although not included in the proxy statement, proposals must be received no later than March 29, 2007 and no earlier than February 27, 2007. All stockholder proposals should be marked for the attention of Clerk, Ibis Technology Corporation, 32 Cherry Hill Drive, Danvers, MA 01923.

ANNUAL REPORT

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005 (other than exhibits thereto) filed with the Securities and Exchange Commission, which provides additional information about the Company, may be obtained by any stockholder without charge at their request by writing to:

Investor Relations
Ibis Technology Corporation
32 Cherry Hill Drive
Danvers, Massachusetts 01923

To the extent that this proxy statement has been, or will be, incorporated by reference by the Company under the Securities Act of 1933, as amended, or the Exchange Act, the sections of the proxy statement entitled “Compensation Committee Report,” Audit Committee Report,” and “Performance Graph” shall not be deemed to be so incorporated, unless specifically otherwise provided in any such filing.

WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING, YOU ARE URGED TO FILL OUT, SIGN, DATE AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE.

By order of the Board of Directors:

William J. Schmidt
Clerk

March 31, 2006

Exhibit 1

IBIS TECHNOLOGY CORPORATION
SECOND AMENDED AND RESTATED
1997 EMPLOYEE, DIRECTOR AND CONSULTANT EQUITY PLAN

1.                 DEFINITIONS.

Unless otherwise specified or unless the context otherwise requires, the following terms, as used in this Ibis Technology Corporation 1997 Employee, Director and Consultant Equity Plan, have the following meanings:

Acquisition shall have the meaning set forth in Section 16 of the Plan.

Administrator means the Board of Directors, unless it has delegated power to act on its behalf to the Committee, in which case the Administrator means the Committee.

Affiliate means a corporation which, for purposes of Section 424 of the Code, is a parent or subsidiary of the Company, direct or indirect.

Awards shall have the meaning set forth in Section 4 of the Plan.

Board of Directors means the Board of Directors of the Company.

Code means the United States Internal Revenue Code of 1986, as amended.

Committee means the committee of the Board of Directors to which the Board of Directors has delegated power to act under or pursuant to the provisions of the Plan.

Common Stock means shares of the Company’s common stock, $.008 par value per share.

Company means Ibis Technology Corporation, a Massachusetts corporation.

Disability or Disabled means permanent and total disability as defined in Section 22(e)(3) of the Code.

Fair Market Value of a Share of Common Stock means:

(1) If the Common Stock is listed on a national securities exchange or traded in the over-the-counter market and sales prices are regularly reported for the Common Stock, the closing or last price of the Common Stock on the Composite Tape or other comparable reporting system for the trading day immediately preceding the applicable date;

(2) If the Common Stock is not traded on a national securities exchange but is traded on the over-the-counter market, if sales prices are not regularly reported for the Common Stock for the trading day referred to in clause (1), and if bid and asked prices for the Common Stock are regularly reported, the mean between the bid and the asked price for the Common Stock at the close of trading in the over-the-counter market for the trading day on which Common Stock was traded immediately preceding the applicable date; and

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(3) If the Common Stock is neither listed on a national securities exchange nor traded in the over-the-counter market, such value as the Administrator, in good faith, shall determine.

ISO means an option meant to qualify as an incentive stock option under Section 422 of the Code.

Key Employee means an employee of the Company or of an Affiliate (including, without limitation, an employee who is also serving as an officer or director of the Company or of an Affiliate), designated by the Administrator to be eligible to be granted one or more Options under the Plan.

Non-Qualified Option means an option which is not intended to qualify as an ISO.

Option means an ISO or Non-Qualified Option granted under the Plan.

Option Agreement means an agreement between the Company and a Participant delivered pursuant to the Plan, in such form as the Administrator shall approve.

Participant means a Key Employee, director or consultant to whom one or more Awards or Options are granted under the Plan. As used herein, “Participant” shall include “Participant’s Survivors” where the context requires.

Plan means this Ibis Technology Corporation 1997 Employee, Director and Consultant Equity Plan.

Shares means shares of the Common Stock as to which Awards or as to which Options have been or may be granted under the Plan or any shares of capital stock into which the Shares are changed or for which they are exchanged within the provisions of Paragraph 3 of the Plan. The Shares issued for Awards or upon exercise of Options granted under the Plan may be authorized and unissued shares or shares held by the Company in its treasury, or both.

Successor Board shall have the meaning set forth in Section 16 of the Plan.

Survivors means a deceased Participant’s legal representatives and/or any person or persons who acquired the Participant’s rights to an Option by will or by the laws of descent and distribution.

2.                 PURPOSES OF THE PLAN.

The Plan is intended to encourage ownership of Shares by Key Employees and directors of and certain consultants to the Company in order to attract such people, to induce them to work for the benefit of the Company or of an Affiliate and to provide additional incentive for them to promote the success of the Company or of an Affiliate. The Plan provides for the granting of ISOs, Non-Qualified Options and Awards.

3.                 SHARES SUBJECT TO THE PLAN.

The number of Shares which may be issued from time to time pursuant to this Plan shall be 1,950,000 (including previous issuances), or the equivalent of such number of Shares after the Administrator, in its

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sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction in accordance with Paragraph 16 of the Plan.

If an Award or an Option ceases to be “outstanding,” in whole or in part, the Shares which were subject to such Option or Shares forfeited or cancelled under any Award shall be available for the granting of other Awards or Options under the Plan. Any Option shall be treated as “outstanding” until such Option is exercised in full, or terminates or expires under the provisions of the Plan, or by agreement of the parties to the pertinent Option Agreement.

4.                 ADMINISTRATION OF THE PLAN.

The Administrator of the Plan will be the Board of Directors, except to the extent the Board of Directors delegates its authority to the Committee, in which case the Committee shall be the Administrator. Subject to the provisions of the Plan, the Administrator is authorized to:

a.                 Grant equity ownership opportunities other than Options, including but not limited to restricted stock, restricted stock units, and other equity alternatives (“Awards”) entitling recipients to acquire shares of Common Stock, subject to (i) delivery to the Company by the Participant of a check in an amount at least equal to the par value of the shares purchased, and (ii) the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price from the Participant in the event that conditions specified by the Committee in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Committee for such Award (each, a “Restricted Stock Award”).

b.                Interpret the provisions of the Plan or of any Award, Option or Option Agreement and to make all rules and determinations which it deems necessary or advisable for the administration of the Plan;

c.                 Determine which employees of the Company or of an Affiliate shall be designated as Key Employees and which of the Key Employees, directors and consultants shall be granted Awards or Options;

d.                Determine the number of Shares for which an Award or an Option or Options shall be granted, provided, however, that in no event shall Options to purchase more than 500,000 Shares be granted to any Participant in any fiscal year; and

e.                 Specify the terms and conditions upon which an Option or Options or any Award may be granted.

provided, however, that all such interpretations, rules, determinations, terms and conditions shall be made and prescribed in the context of preserving the tax status under Section 422 of the Code of those Options which are designated as ISOs. Subject to the foregoing, the interpretation and construction by the Administrator of any provisions of the Plan or of any Award or Option granted under it shall be final, unless otherwise determined by the Board of Directors, if the Administrator is the Committee.

5.                 ELIGIBILITY FOR PARTICIPATION.

The Administrator will, in its sole discretion, name the Participants in the Plan, provided, however, that each Participant must be a Key Employee, director or consultant of the Company or of an Affiliate at

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the time an Option or Award is granted. Notwithstanding the foregoing, the Administrator may authorize the grant of an Option or Award to a person not then an employee, director or consultant of the Company or of an Affiliate; provided, however, that the actual grant of such Option or Award shall be conditioned upon such person becoming eligible to become a Participant at or prior to the time of the delivery of the Award or the Option Agreement evidencing such Option. ISOs may be granted only to Key Employees. Non-Qualified Options or Awards may be granted to any Key Employee, director or consultant of the Company or an Affiliate. The granting of any Option to any individual shall neither entitle that individual to, nor disqualify him or her from, participation in any other grant of Options or Awards.

5A.       RESTRICTED STOCK.

a.                 Terms and Conditions.   A Participant that is the holder of a Restricted Stock Award, whether vested or unvested, shall be entitled to enjoy all stockholder rights with respect to the shares of Common Stock underlying such Restricted Stock Award, including the right to receive dividends and vote such shares. Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Administrator, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). After the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or, if the Participant has died, to the beneficiary designated by the Participant, in a manner determined by the Administrator, to receive amounts due or exercise rights of the Participant in the event of the Participant’s death (the “Designated Beneficiary”). In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant’s estate.

b.                Vesting of Restricted Stock.   Subject to Section 5D(e) and Section 5D(i), the Administrator may determine the time or times at which (i) the Restricted Stock Award will become exercisable; (ii) the Restricted Stock Award will vest; or (ii) the restrictions to which the Restricted Stock Award is subject will lapse.

5B.        RESTRICTED STOCK UNITS

a.                 Grants. The Administrator may grant Awards entitling recipients to acquire shares of Common Stock in the future, with the future delivery of the Common Stock subject to a risk of forfeiture or other restrictions that will lapse upon the satisfaction of one or more specified conditions (each, a “Restricted Stock Unit”).

b.                Terms and Conditions.   Subject to Section 5B(c) hereof, the Administrator shall determine the terms and conditions of any such Restricted Stock Unit. A Participant may not vote the shares represented by a Restricted Stock Unit, but a Restricted Stock Unit may provide a Participant with the right to receive dividend payments or dividend equivalent payments with respect to Common Stock subject to the Award (both before and after such Common Stock is earned or vested), which payments may be either made currently or credited to an account for the Participant, and may be settled in cash or Common Stock, as determined by the Administrator. Any such settlements, any such crediting of dividends or dividend equivalents or reinvestment in shares of Common Stock, may be subject to such conditions, restrictions and contingencies as the

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Administrator shall establish, including the reinvestment of such credited amounts in Common Stock equivalents.

c.                 Vesting of Restricted Stock Unit.   Subject to Section 5D(e) and Section 5D(i), the Administrator may determine the time or times at which (i) the Restricted Stock Unit will become exercisable; (ii) the Restricted Stock Unit will vest; or (ii) the restrictions to which the Restricted Stock Unit is subject will lapse.

5C.        OTHER STOCK-BASED AWARDS

The Administrator shall have the right to grant other Awards based upon the Common Stock having such terms and conditions as the Administrator may determine, including, without limitation, the grant of shares based upon certain conditions, the grant of securities convertible into Common Stock and the grant of stock appreciation rights, phantom stock awards or stock units.

5D.       GENERAL PROVISIONS APPLICABLE TO AWARDS

a.                 Transferability of Awards.   Subject to other provisions in the Plan regarding assignability or transferability of Options, and except as the Administrator may otherwise determine or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, shall be exercisable only by the Participant.

b.                Documentation.   Each Award granted under the Plan shall be evidenced by a written Award agreement in such form as the Administrator shall from time to time approve. Award agreements shall comply with the terms and conditions of the Plan and may contain such other provisions not inconsistent with the terms and conditions of the Plan as the Administrator shall deem advisable. As a condition to receiving an Award, the Administrator may require the proposed Participant to affirmatively accept the Award and agree to the terms and conditions set forth in the Award agreement by physically and/or electronically executing the Award agreement or by otherwise physically and/or electronically acknowledging such acceptance and agreement. With or without such affirmative acceptance, however, the Administrator may prescribe conditions (including the exercise or attempted exercise of any benefit conferred by the Award) under which the proposed Participant may be deemed to have accepted the Award and agreed to the terms and conditions set forth in the Award agreement.

c.                 Administrator Discretion.   The terms of each type of Award need not be identical, and the Administrator need not treat Participants uniformly.

d.                Termination of Status.   The Administrator shall determine the effect on an Award (other than Options, which shall be governed by other provisions of the Plan) of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, or the Participant’s legal representative, conservator, guardian or Designated Beneficiary, may exercise rights under the Award, subject to applicable law and the provisions of the Code.

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e.                 Acquisition of the Company.

(i)             Consequences of an Acquisition.   In any Acquisition, the Administrator or Successor Board shall, as to outstanding Awards, either (i) make appropriate provision for the continuation of such Awards by substituting on an equitable basis for the shares then subject to such Awards either (a) the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition, (b) shares of stock of the surviving or successor corporation or (c) such other securities as the Successor Board deems appropriate, the fair market value of which shall not materially exceed the fair market value of the shares of Common Stock subject to such Awards immediately preceding the Acquisition; or (ii) upon written notice to the Participants, provide that all Awards must be exercised, to the extent then exercisable or to be exercisable as a result of the Acquisition, within a specified number of days of the date of such notice, at the end of which period the Awards shall terminate; or (iii) terminate all Awards in exchange for a cash payment equal to the excess of the fair market value of the shares subject to such Awards (to the extent then exercisable or to be exercisable as a result of the Acquisition) over the exercise price thereof.

(ii)         Assumption of Awards Upon Certain Events.   In connection with an Acquisition, the Administrator may grant Awards under the Plan in substitution for stock and stock-based awards issued by such entity or an affiliate thereof. The substitute Awards shall be granted on such terms and conditions as the Administrator considers appropriate in the circumstances.

f.                   Withholding.   Each Participant shall pay to the Company, or make provisions satisfactory to the Company for payment of, any taxes required by law to be withheld in connection with Awards to such Participant no later than the date of the event creating the tax liability. The Administrator may allow Participants to satisfy such tax obligations in whole or in part by transferring shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value. The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to a Participant.

g.                 Amendment of Awards.   The Administrator may amend, modify or terminate any outstanding Award including, but not limited to, substituting therefore another Award of the same or a different type or changing the date of exercise or realization; provided that, except as otherwise provided in Section 5D(e)(i), the Participant’s consent to such action shall be required unless the Administrator determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

h.                Conditions on Delivery of Stock.   The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any

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applicable laws, rules or regulations, and (iv) the Participant has paid to the Company, or made provisions satisfactory to the Company for payment of, any taxes required by law to be withheld in connection with the Award.

i.                   Acceleration.   The Administrator may at any time provide that any Restricted Stock Awards shall be free of some or all restrictions, or that any other stock-based Awards may become exercisable in full or in part or free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case maybe, despite the fact that the foregoing actions may cause the application of Sections 280G and 4999 of the Code if a change of control or Acquisition of the Company occurs.

6.                 STOCK OPTIONS.

Each Option shall be set forth in writing in an Option Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Administrator may provide that Options be granted subject to such terms and conditions, consistent with the terms and conditions specifically required under this Plan, as the Administrator may deem appropriate including, without limitation, subsequent approval by the shareholders of the Company of this Plan or any amendments thereto.

A.             Non-Qualified Options:  Each Option intended to be a Non-Qualified Option shall be subject to the terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards for any such Non-Qualified Option:

a.                  Option Price: Each Option Agreement shall state the option price (per share) of the Shares covered by each Option, which option price shall be determined by the Administrator but shall not be less than one hundred percent (100%) of the Fair Market Value per share of the Shares on the date of the grant of the Option.

b.                 Each Option Agreement shall state the number of Shares to which it pertains;

c.                  Each Option Agreement shall state the date or dates on which it first is exercisable and the date after which it may no longer be exercised, and may provide that the Option rights accrue or become exercisable in installments over a period of months or years, or upon the occurrence of certain conditions or the attainment of stated goals or events; and

d.                 Exercise of any Option may be conditioned upon the Participant’s execution of a Share purchase agreement in form satisfactory to the Administrator providing for certain protections for the Company and its other shareholders, including requirements that:

i.                    The Participant’s or the Participant’s Survivors’ right to sell or transfer the Shares may be restricted; and

ii.                The Participant or the Participant’s Survivors may be required to execute letters of investment intent and must also acknowledge that the Shares will bear legends noting any applicable restrictions.

e.                  Directors’ Options:   Upon the adjournment of each Annual Meeting or Special Meeting in Lieu of an Annual Meeting of the shareholders of the Company (collectively, the “Annual

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Meeting”), each person who is not an employee of the Company or of an Affiliate who is serving as a Director of the Company upon the adjournment of such Annual Meeting shall be granted a Non-Qualified Option to purchase 1,250 Shares, provided, however, a person who is not an employee of the Company or of an Affiliate who is first elected to serve as a Director of the Company at any meeting of stockholders other than the Annual Meeting or at any meeting of the Board of Directors (or by the unanimous written consent of the Directors) pursuant to the Company’s Restated Articles of Organization and its Restated By-Laws shall be granted a Non-Qualified Option to purchase 1,250 Shares upon such election. Each such Option shall (i) have an exercise price equal to the Fair Market Value (per share) of the Shares on the date of grant of the Option, (ii) have a term of ten (10) years, and (iii) become exercisable immediately prior to the occurrence of the Annual Meeting following the date the Option is granted. Notwithstanding the provisions of Paragraph 23 concerning amendment of the Plan, the provisions of this subparagraph shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder.

B.              ISOs:   Each Option intended to be an ISO shall be issued only to a Key Employee and be subject to the following terms and conditions, with such additional restrictions or changes as the Administrator determines are appropriate but not in conflict with Section 422 of the Code and relevant regulations and rulings of the Internal Revenue Service:

a.                  Minimum standards: The ISO shall meet the minimum standards required of Non-Qualified Options, as described in Paragraph 6(A) above, except clauses (a) and (e) thereunder.

b.                 Option Price: Immediately before the Option is granted, if the Participant owns, directly or by reason of the applicable attribution rules in Section 424(d) of the Code:

i.                    Ten percent (10%) or less of the total combined voting power of all classes of share capital of the Company or an Affiliate, the Option price per share of the Shares covered by each Option shall not be less than one hundred percent (100%) of the Fair Market Value per share of the Shares on the date of the grant of the Option.

ii.                More than ten percent (10%) of the total combined voting power of all classes of stock of the Company or an Affiliate, the Option price per share of the Shares covered by each Option shall not be less than one hundred ten percent (110%) of the said Fair Market Value on the date of grant.

c.                  Term of Option:   For Participants who own

i.                    Ten percent (10%) or less of the total combined voting power of all classes of share capital of the Company or an Affiliate, each Option shall terminate not more than ten (10) years from the date of the grant or at such earlier time as the Option Agreement may provide.

ii.                More than ten percent (10%) of the total combined voting power of all classes of stock of the Company or an Affiliate, each Option shall terminate not more than five (5) years from the date of the grant or at such earlier time as the Option Agreement may provide.

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d.                 Limitation on Yearly Exercise:   The Option Agreements shall restrict the amount of Options which may be exercisable in any calendar year (under this or any other ISO plan of the Company or an Affiliate) so that the aggregate Fair Market Value (determined at the time each ISO is granted) of the stock with respect to which ISOs are exercisable for the first time by the Participant in any calendar year does not exceed one hundred thousand dollars ($100,000), provided that this subparagraph (d) shall have no force or effect if its inclusion in the Plan is not necessary for Options issued as ISOs to qualify as ISOs pursuant to Section 422(d) of the Code.

7.                 EXERCISE OF OPTIONS AND ISSUE OF SHARES.

An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal executive office address, together with provision for payment of the full purchase price in accordance with this Paragraph for the Shares as to which the Option is being exercised, and upon compliance with any other condition(s) set forth in the Option Agreement. Such written notice shall be signed by the person exercising the Option, shall state the number of Shares with respect to which the Option is being exercised and shall contain any representation required by the Plan or the Option Agreement. Payment of the purchase price for the Shares as to which such Option is being exercised shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock having a Fair Market Value equal as of the date of the exercise to the cash exercise price of the Option, or (c) at the discretion of the Administrator, by delivery of the grantee’s personal recourse note bearing interest payable not less than annually at no less than 100% of the applicable Federal rate, as defined in Section 1274(d) of the Code, or (d) at the discretion of the Administrator, in accordance with a cashless exercise program established with a securities brokerage firm, and approved by the Administrator, or (e) at the discretion of the Administrator, by any combination of (a), (b), (c) and (d) above. Notwithstanding the foregoing, the Administrator shall accept only such payment on exercise of an ISO as is permitted by Section 422 of the Code.

The Company shall then reasonably promptly deliver the Shares as to which such Option was exercised to the Participant (or to the Participant’s Survivors, as the case may be). In determining what constitutes “reasonably promptly,” it is expressly understood that the delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or “blue sky” laws) which requires the Company to take any action with respect to the Shares prior to their issuance. The Shares shall, upon delivery, be evidenced by an appropriate certificate or certificates for fully paid, non-assessable Shares.

The Administrator shall have the right to accelerate the date of exercise of any installment of any Option; provided that the Administrator shall not accelerate the exercise date of any installment of any Option granted to any Key Employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to Paragraph 19) if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code, as described in Paragraph 6.B.d.

8.                 RIGHTS AS A SHAREHOLDER.

No Participant to whom an Option has been granted shall have rights as a shareholder with respect to any Shares covered by such Option, except after due exercise of the Option and tender of the full purchase

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price for the Shares being purchased pursuant to such exercise and registration of the Shares in the Company’s share register in the name of the Participant.

9.                 ASSIGNABILITY AND TRANSFERABILITY OF OPTIONS.

By its terms, an Option granted to a Participant shall not be transferable by the Participant other than (i) by will or by the laws of descent and distribution, or (ii) as otherwise determined by the Administrator and set forth in the applicable Option Agreement. The designation of a beneficiary of an Option by a Participant shall not be deemed a transfer prohibited by this Paragraph. Except as provided above, an Option shall be exercisable, during the Participant’s lifetime, only by such Participant (or by his or her legal representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of any Option or of any rights granted thereunder contrary to the provisions of this Plan, or the levy of any attachment or similar process upon an Option, shall be null and void.

10.          EFFECT OF TERMINATION OF SERVICE OTHER THAN “FOR CAUSE” OR DEATH OR DISABILITY.

Except as otherwise provided in the pertinent Option Agreement, in the event of a termination of service (whether as an employee, director or consultant) with the Company or an Affiliate before the Participant has exercised all Options, the following rules apply:

a                    A Participant who ceases to be an employee, director or consultant of the Company or of an Affiliate (for any reason other than termination “for cause”, Disability, or death for which events there are special rules in Paragraphs 11, 12, and 13, respectively), may exercise any Option granted to him or her to the extent that the Option is exercisable on the date of such termination of service, but only within such term as the Administrator has designated in the pertinent Option Agreement.

b.                Except as provided in Subparagraph (c) below, or Paragraph 12 or 13, in no event may an Option Agreement provide, if the Option is intended to be an ISO, that the time for exercise be later than three (3) months after the Participant’s termination of employment.

c.                 The provisions of this Paragraph, and not the provisions of Paragraph 12 or 13, shall apply to a Participant who subsequently becomes Disabled or dies after the termination of employment, director status or consultancy, provided, however, in the case of a Participant’s Disability or death within three (3) months after the termination of employment, director status or consultancy, the Participant or the Participant’s Survivors may exercise the Option within one (1) year after the date of the Participant’s termination of employment, but in no event after the date of expiration of the term of the Option.

d.                Notwithstanding anything herein to the contrary, if subsequent to a Participant’s termination of employment, termination of director status or termination of consultancy, but prior to the exercise of an Option, the Board of Directors determines that, either prior or subsequent to the Participant’s termination, the Participant engaged in conduct which would constitute “cause”, then such Participant shall forthwith cease to have any right to exercise any Option.

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e.                 A Participant to whom an Option has been granted under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (and disability other than a permanent and total Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.

f.                   Except as required by law or as set forth in the pertinent Option Agreement, Options granted under the Plan shall not be affected by any change of a Participant’s status within or among the Company and any Affiliates, so long as the Participant continues to be an employee, director or consultant of the Company or any Affiliate.

11.          EFFECT OF TERMINATION OF SERVICE “FOR CAUSE”.

Except as otherwise provided in the pertinent Option Agreement, the following rules apply if the Participant’s service (whether as an employee, director or consultant) with the Company or an Affiliate is terminated “for cause” prior to the time that all his or her outstanding Options have been exercised:

a.                 All outstanding and unexercised Options as of the time the Participant is notified his or her service is terminated “for cause” will immediately be forfeited.

b.                For purposes of this Plan, “cause” shall include (and is not limited to) dishonesty with respect to the Company or any Affiliate, insubordination, substantial malfeasance or non-feasance of duty, unauthorized disclosure of confidential information, and conduct substantially prejudicial to the business of the Company or any Affiliate. The determination of the Administrator as to the existence of “cause” will be conclusive on the Participant and the Company.

c.                 “Cause” is not limited to events which have occurred prior to a Participant’s termination of service, nor is it necessary that the Administrator’s finding of “cause” occur prior to termination. If the Administrator determines, subsequent to a Participant’s termination of service but prior to the exercise of an Option, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute “cause,” then the right to exercise any Option is forfeited.

d.                Any definition in an agreement between the Participant and the Company or an Affiliate, which contains a conflicting definition of “cause” for termination and which is in effect at the time of such termination, shall supersede the definition in this Plan with respect to such Participant.

12.          EFFECT OF TERMINATION OF SERVICE FOR DISABILITY.

Except as otherwise provided in the pertinent Option Agreement, a Participant who ceases to be an employee, director or consultant of the Company or of an Affiliate by reason of Disability may exercise any Option granted to such Participant:

a.                 To the extent exercisable but not exercised on the date of Disability; and

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b.                In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion of any additional rights as would have accrued had the Participant not become Disabled prior to the end of the accrual period which next ends following the date of Disability. The proration shall be based upon the number of days of such accrual period prior to the date of Disability.

A Disabled Participant may exercise such rights only within the period ending one (1) year after the date of the Participant’s termination of employment, directorship or consultancy, as the case may be, notwithstanding that the Participant might have been able to exercise the Option as to some or all of the Shares on a later date if the Participant had not become disabled and had continued to be an employee, director or consultant or, if earlier, within the originally prescribed term of the Option.

The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

13.          EFFECT OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

Except as otherwise provided in the pertinent Option Agreement, in the event of the death of a Participant while the Participant is an employee, director or consultant of the Company or of an Affiliate, such Option may be exercised by the Participant’s Survivors:

a.                 To the extent exercisable but not exercised on the date of death; and

b.                In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion of any additional rights which would have accrued had the Participant not died prior to the end of the accrual period which next ends following the date of death. The proration shall be based upon the number of days of such accrual period prior to the Participant’s death.

If the Participant’s Survivors wish to exercise the Option, they must take all necessary steps to exercise the Option within one (1) year after the date of death of such Participant, notwithstanding that the decedent might have been able to exercise the Option as to some or all of the Shares on a later date if he or she had not died and had continued to be an employee, director or consultant or, if earlier, within the originally prescribed term of the Option.

14.          PURCHASE FOR INVESTMENT.

Unless the offering and sale of the Shares to be issued under an Award or upon the particular exercise of an Option shall have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended (the “1933 Act”), the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled:

a.                  The person(s) who receives such Award or who exercise(s) such Option shall warrant to the Company, prior to the receipt of such Shares, that such person(s) are acquiring such Shares for their own respective accounts, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person(s) acquiring such Shares shall be bound by the provisions of the following legend which shall be endorsed

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upon the certificate(s) evidencing their Shares issued pursuant to such exercise or such grant:

“The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws.”

b.                At the discretion of the Administrator, the Company shall have received an opinion of its counsel that the Shares may be issued upon such particular exercise in compliance with the 1933 Act without registration thereunder.

15.          DISSOLUTION OR LIQUIDATION OF THE COMPANY.

Upon the dissolution or liquidation of the Company, all Options granted under this Plan which as of such date shall not have been exercised will terminate and become null and void; provided, however, that if the rights of a Participant or a Participant’s Survivors have not otherwise terminated and expired, the Participant or the Participant’s Survivors will have the right immediately prior to such dissolution or liquidation to exercise any Option to the extent that the Option is exercisable as of the date immediately prior to such dissolution or liquidation.

16.          ADJUSTMENTS.

Upon the occurrence of any of the following events, a Participant’s rights with respect to any Award and/or any Option granted to him or her hereunder which has not previously been exercised (or as to Awards, vested) in full shall be adjusted as hereinafter provided, unless otherwise specifically provided in the pertinent Award or Option Agreement:

A.             Stock Dividends and Stock Splits.   If (i) the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock, the number of shares of Common Stock in such Award or deliverable upon the exercise of such Option may be appropriately increased or decreased proportionately, and appropriate adjustments may be made in the purchase price per share to reflect such events. The number of Shares subject to options to be granted to directors pursuant to Paragraph 6(A)(e) shall also be proportionately adjusted upon the occurrence of such events.

B.              Consolidations or Mergers.   If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company’s assets or otherwise (an “Acquisition”), the Administrator or the board of directors of any entity assuming the obligations of the Company hereunder (the “Successor Board”), shall, as to outstanding Options, either

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(i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the Shares then subject to such Options either the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition or securities of any successor or acquiring entity; or (ii) upon written notice to the Participants, provide that all Options must be exercised (either to the extent then exercisable or, at the discretion of the Administrator, all Options being made fully exercisable for purposes of this Subparagraph), within a specified number of days of the date of such notice, at the end of which period the Options shall terminate; or (iii) terminate all Options in exchange for a cash payment equal to the excess of the Fair Market Value of the shares subject to such Options (either to the extent then exercisable or, at the discretion of the Administrator, all Options being made fully exercisable for purposes of this Subparagraph) over the exercise price thereof. By way of illustration, in the event an Acquisition, the Company’s Board of Directors or the Administrator may, on notice to Participants, accelerate the vesting or exercise date of all Options and provide that all Options must be exercised, within a specified number of days of the date of such notice, at the end of which period the Options shall terminate.

C.              Recapitalization or Reorganization. In the event of a recapitalization or reorganization of the Company (other than a transaction described in Subparagraph B above) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, a Participant upon exercising an Option shall be entitled to receive for the purchase price paid upon such exercise the securities which would have been received if such Option had been exercised prior to such recapitalization or reorganization.

D.             Modification of ISOs. Notwithstanding the foregoing, any adjustments made pursuant to Subparagraph A, B or C with respect to ISOs shall be made only after the Administrator, after consulting with counsel for the Company, determines whether such adjustments would constitute a “modification” of such ISOs (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the Administrator determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs, it may refrain from making such adjustments, unless the holder of an ISO specifically requests in writing that such adjustment be made and such writing indicates that the holder has full knowledge of the consequences of such “modification” on his or her income tax treatment with respect to the ISO.

17.          ISSUANCES OF SECURITIES.

Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options or Awards. Except as expressly provided herein, no adjustments shall be made for dividends paid in cash or in property (including without limitation, securities) of the Company.

18.          FRACTIONAL SHARES.

No fractional shares shall be issued under the Plan and the person exercising such right shall receive from the Company cash in lieu of such fractional shares equal to the Fair Market Value thereof.

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19.          CONVERSION OF ISOs INTO NON-QUALIFIED OPTIONS; TERMINATION OF ISOs.

The Administrator, at the written request of any Participant, may in its discretion take such actions as may be necessary to convert such Participant’s ISOs (or any portions thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the Participant is an employee of the Company or an Affiliate at the time of such conversion. Such actions may include, but not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such Options. At the time of such conversion, the Administrator (with the consent of the Participant) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Administrator in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any Participant the right to have such Participant’s ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Administrator takes appropriate action. The Administrator, with the consent of the Participant, may also terminate any portion of any ISO that has not been exercised at the time of such conversion.

20.          WITHHOLDING.

In the event that any federal, state, or local income taxes, employment taxes, Federal Insurance Contributions Act (“F.I.C.A.”) withholdings or other amounts are required by applicable law or governmental regulation to be withheld from the Participant’s salary, wages or other remuneration in connection with an Award or with the exercise of an Option or a Disqualifying Disposition (as defined in Paragraph 21), the Company may withhold from the Participant’s compensation, if any, or may require that the Participant advance in cash to the Company, or to any Affiliate of the Company which employs or employed the Participant, the amount of such withholdings unless a different withholding arrangement, including the use of shares of the Company’s Common Stock or a promissory note, is authorized by the Administrator (and permitted by law). For purposes hereof, the fair market value of the shares withheld for purposes of payroll withholding shall be determined in the manner provided in Paragraph 1 above, as of the most recent practicable date prior to the date of exercise. If the fair market value of the shares withheld is less than the amount of payroll withholdings required, the Participant may be required to advance the difference in cash to the Company or the Affiliate employer. The Administrator in its discretion may condition the exercise of an Option for less than the then Fair Market Value on the Participant’s payment of such additional withholding.

21.          NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION.

Each Key Employee who receives an ISO must agree to notify the Company in writing immediately after the Key Employee makes a Disqualifying Disposition of any shares acquired pursuant to the exercise of an ISO. A Disqualifying Disposition is any disposition (including any sale) of such shares before the later of (a) two years after the date the Key Employee was granted the ISO, or (b) one year after the date the Key Employee acquired Shares by exercising the ISO. If the Key Employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

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22.          TERMINATION OF THE PLAN.

The Plan will terminate on the date which is ten (10) years from the earlier of the date of its adoption and the date of its approval by the shareholders of the Company. The Plan may be terminated at an earlier date by vote of the shareholders of the Company; provided, however, that any such earlier termination shall not affect any Awards or any Option Agreements executed prior to the effective date of such termination.

23.          AMENDMENT OF THE PLAN AND AGREEMENTS.

The Plan may be amended by the shareholders of the Company. The Plan may also be amended by the Administrator, including, without limitation, to the extent necessary to qualify any or all outstanding Options granted under the Plan or Options to be granted under the Plan for favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code, and to the extent necessary to qualify the shares subject to or issuable upon exercise of any outstanding Options granted, or Options to be granted, under the Plan for listing on any national securities exchange or quotation in any national automated quotation system of securities dealers. Any amendment approved by the Administrator which the Administrator determines is of a scope that requires shareholder approval shall be subject to obtaining such shareholder approval. Any modification or amendment of the Plan shall not, without the consent of a Participant, adversely affect his or her rights under any Award or an Option previously granted to him or her. With the consent of the Participant affected, the Administrator may amend outstanding Option Agreements in a manner which may be adverse to the Participant but which is not inconsistent with the Plan. In the discretion of the Administrator, outstanding Option Agreements may be amended by the Administrator in a manner which is not adverse to the Participant.

24.          EMPLOYMENT OR OTHER RELATIONSHIP.

Nothing in this Plan or any Award or Option Agreement shall be deemed to prevent the Company or an Affiliate from terminating the employment, consultancy or director status of a Participant, nor to prevent a Participant from terminating his or her own employment, consultancy or director status or to give any Participant a right to be retained in employment or other service by the Company or any Affiliate for any period of time.

25.          GOVERNING LAW.

This Plan shall be construed and enforced in accordance with the internal laws of The Commonwealth of Massachusetts.

16

 FOLD AND DETACH HERE AND READ THE REVERSE SIDE

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

IBIS TECHNOLOGY CORPORATION

The undersigned hereby appoints Martin J. Reid and William J. Schmidt, and each of them, (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the Common Stock of Ibis Technology Corporation (the “Company”) registered in the name provided herein which the undersigned is entitled to vote at the 2006 Annual Meeting of Stockholders to be held at the offices of the Company, 32 Cherry Hill Drive, Danvers, Massachusetts, at 11:00 a.m. local time on Thursday, May 11, 2006, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in said Proxy.

(Continued, and to be marked, dated and signed, on the other side)

IBIS TECHNOLOGY CORPORATION

 FOLD AND DETACH HERE AND READ THE REVERSE SIDE

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE PROPOSALS.					Please mark		☒
THIS PROXY WILL BE SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF IBIS TECHNOLOGY CORPORATION.					your votes
like this
The Board of Directors recommends a vote FOR all of the proposals.
		WITHHOLD			FOR	AGAINST	ABSTAIN
	FOR	AUTHORITY
1. ELECTION OF TWO (2) CLASS III DIRECTORS:			2.	PROPOSAL TO AMEND THE 1997 AMENDED	☐	☐	☐
	☐	☐		EMPLOYEE, DIRECTOR, AND CONSULTANT
(To withhold authority to vote for any individual				STOCK OPTION PLAN TO INCREASE BY 300,000
nominee, strike a line through that nominees’s name in				SHARES THE AGGREGATE NUMBER OF
the list below)				SHARES OF COMMON STOCK RESERVED
FOR ISSUANCE UNDER THIS PLAN AND TO
Leslie B. Lewis and Cosmo S. Trapani				PERMIT ISSUANCE OF RESTRICTED STOCK,
RESTRICTED STOCK UNITS AND OTHER
AWARDS.
					FOR	AGAINST	ABSTAIN
			3.	PROPOSAL TO RATIFY APPOINTMENT OF	☐	☐	☐
KPMG LLP AS THE COMPANY’S
INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM FOR THE FISCAL
YEAR ENDED DECEMBER 31, 2006.

			4.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments thereof.

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature Signature Date

NOTE: Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.